EXHIBIT 99.1

                     Equity One Mortgage Pass-Through Trust
                                     2004-3

                               Marketing Materials

                                     [LOGO]

                                   Equity One
                                   ==========
                            a Popular, Inc. Company

                           $637,292,000 (Approximate)



                              Equity One ABS, Inc.
                                    Depositor

                                Equity One, Inc.
                                    Servicer


RBS Greenwich Capital                                   Friedman Billings Ramsey

                              Co-Lead Underwriters

                               Wachovia Securities
                                   Co-Manager

                               Contact Information



RBS Greenwich Capital

Trading                                       Banking                                  Structuring
-------                                       -------                                  -----------
Name/Email                Phone               Name/Email          Phone                Name/Email                Phone
Ron Weibye                (203) 625-6160      Jim Raezer          (203) 625-6030       Pat Macolino              (203) 622-5627
weibyer@gcm.com                               raezerj@gcm.com                           macolip@gcm.com

Peter McMullin            (203) 625-6160      Vinu Phillips       (203) 622-5626
peter.mcmullin@gcm.com                        philliv@gcm.com

                                              Michael McKeever    (203) 618-2237
                                              mckeevm@gcm.com





Rating Agencies

Standard and Poor's                              Moody's Investor Service
-------------------                              ------------------------
Name/Email                     Phone             Name/Email                       Phone
Steven C. Tencer               (212) 438-2104    Amita Shrivastava                (212) 553-2953
Steve_tencer@sandp.com                           Amita.shrivastava@moodys.com



Fitch Ratings
-------------
Name/Email                      Phone
Ben Katzburg                    (212) 908-0269
Ben.katzburg@fitchratings.com

                                                                               2
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                              Date Prepared: July 12, 2004

                           $637,292,000 (Approximate)
                  Equity One Mortgage Pass-Through Trust 2004-3

---------- ------------- ------------- ------------------- --------------------- ------------------- ----------- ------------------
              Principal  WAL (Years)      Pymt Window        Expected Rating       Assumed Final      Interest       Principal
Class(1,4)   Balance ($) Call/Mat (5)  (Mths) Call/Mat(5)  (Moody's/S&P/Fitch)   Distribution Date      Type           Type
 ---------   ----------- ----------    ----------------    -------------------   -----------------      ----           ----
AF-1        149,220,000   1.00/1.00        1-23/1-23           Aaa/AAA/AAA           July 2034       Floating(2) Senior Sequential
AF-2         37,640,000   2.20/2.20       23-30/23-30          Aaa/AAA/AAA           July 2034        Fixed(3)   Senior Sequential
AF-3         45,490,000   3.00/3.00       30-46/30-46          Aaa/AAA/AAA           July 2034        Fixed(3)   Senior Sequential
AF-4         43,000,000   5.00/5.00       46-80/46-80          Aaa/AAA/AAA           July 2034        Fixed(3)   Senior Sequential
AF-5         17,629,000   8.05/8.11      80-106/80-113         Aaa/AAA/AAA           July 2034        Fixed(3)   Senior Sequential
AF-6         20,700,000   6.09/6.09      39-106/39-109         Aaa/AAA/AAA           July 2034        Fixed(3)      Senior NAS
AV-1        179,385,000   3.09/3.67       1-106/1-235          Aaa/AAA/AAA           July 2034       Floating(2)      Senior
AV-2         34,668,000   3.09/3.67       1-106/1-235          Aaa/AAA/AAA           July 2034       Floating(2)      Senior
M-1          41,040,000   5.82/6.45      38-106/38-200          Aa2/AA/AA            July 2034        Fixed(3)      Subordinate
M-2          34,580,000   5.81/6.39      37-106/37-184           A2/A/A              July 2034        Fixed(3)      Subordinate
M-3          10,340,000   5.81/6.33      37-106/37-165           A3/A-/A             July 2034        Fixed(3)      Subordinate
M-4          8,730,000    5.80/6.29      37-106/37-157       Baa1/BBB+/BBB+          July 2034        Fixed(3)      Subordinate
B-1          8,080,000    2.63/2.63       27-37/27-37         Baa2/BBB/BBB           July 2034       Floating(2)    Subordinate
B-2          6,790,000    1.94/1.94       20-27/20-27        Baa3/BBB-/BBB-          July 2034       Floating(2)    Subordinate
B-3          7,110,000         Not Publicly Offered            Ba1/BB+/BB+           July 2034       Floating       Subordinate
Total:     644,402,000
---------- ------------- ------------- ------------------- --------------------- ------------------- ----------- ------------------

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1 Certificates are backed primarily by the cash flow from the Group II-A Mortgage Loans (as defined herein). The Class AV-2 Certificates are backed primarily by the cash flow from the Group II-B Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class AF-1, Class AV-1, Class AV-2, Class B-1 and Class B-2 Certificates are priced to call. The margin on the Class AV-1 and Class AV-2 Certificates will double after the Optional Termination may be first exercised.
(3) The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates are priced to call. The fixed rate coupon on the Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will increase by 0.50% after the Optional Termination may be first exercised.
(4)  See "Net WAC Cap" herein. (5) See "Pricing Prepayment Speed" herein.


Depositor:                    Equity One ABS, Inc.

Servicer:                     Equity  One,  Inc.  ("Equity  One"),  an  indirect
                              subsidiary of Popular, Inc.

Co-Lead Underwriters:         Greenwich  Capital  Markets,  Inc. ("RBS Greenwich
                              Capital")  and Friedman,  Billings,  Ramsey & Co.,
                              Inc.

Co-Manager:                   Wachovia Capital Markets, LLC.

Trustee/Custodian:            JPMorgan Chase Bank.

                                                                               3
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Offered Certificates:         The Class  AF-1,  Class AF-2,  Class  AF-3,  Class
                              AF-4, Class AF-5 and Class AF-6  Certificates (the
                              "Class AF  Certificates")  and the Class  AV-1 and
                              Class   AV-2    Certificates    (the   "Class   AV
                              Certificates") are collectively referred to herein
                              as  the   "Senior   Certificates"   or   "Class  A
                              Certificates".  The Class M-1,  Class  M-2,  Class
                              M-3,   Class   M-4,   Class   B-1  and  Class  B-2
                              Certificates are  collectively  referred to herein
                              as the  "Offered  Subordinate  Certificates".  The
                              Offered Subordinate Certificates and the Class B-3
                              Certificates  are  together  referred to herein as
                              the   "Subordinate   Certificates".   The   Senior
                              Certificates    and   the   Offered    Subordinate
                              Certificates are collectively referred to herein as the "Offered Certificates." The Class B-3
                              Certificates will not be offered publicly.

Federal Tax Status:           It is  anticipated  that the Offered  Certificates
                              generally  will   represent   ownership  of  REMIC
                              regular interests for tax purposes.

Registration:                 The  Offered  Certificates  will be  available  in
                              book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear
                              System.

Cut-off Date:                 June 30, 2004.

Expected Pricing Date:        On or about July [14], 2004.

Expected Closing Date:        On or about July 23, 2004.

Expected Settlement Date:     On or about July 23, 2004.

Distribution Date:            The 25th day of each  month (or if not a  business
                              day, the next succeeding business day) commencing in August 2004.

Accrued Interest:             The  price to be paid by  investors  for the Class
                              AF-1,  Class AV-1, Class AV-2, Class B-1 and Class
                              B-2 Certificates will not include accrued interest
                              (settling flat). The Class AF-2, Class AF-3, Class
                              AF-4,  Class AF-5,  Class AF-6,  Class M-1,  Class
                              M-2, Class M-3 and Class M-4 Certificates will settle with accrued interest of 22 days.

Interest Accrual Period:      The interest accrual period for each  Distribution
                              Date with  respect to the Class AF-1,  Class AV-1,
                              Class  AV-2,  Class  B-1,  Class B-2 and Class B-3
                              Certificates will be the period beginning with the
                              previous Distribution Date (or, in the case of the
                              first  Distribution  Date,  the Closing  Date) and
                              ending on the day prior to such  Distribution Date
                              (on an  actual/360  basis).  The interest  accrual
                              period for each  Distribution Date with respect to
                              the Class  AF-2,  Class AF-3,  Class  AF-4,  Class
                              AF-5,  Class AF-6, Class M-1, Class M-2, Class M-3
                              and Class M-4  Certificates  will be the  calendar
                              month   preceding   the   month  in   which   such
                              Distribution Date occurs (on a 30/360 basis).

ERISA Eligibility:            The Offered  Certificates are expected to be ERISA
                              eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:            The  Offered  Certificates  are  not  expected  to
                              constitute   "mortgage  related   securities"  for
                              purposes of SMMEA.

Servicing Fee:                With  respect  to  each  Distribution   Date,  the
                              Servicer will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.

                                                                               4
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Trustee Fee:                  With  respect  to  each  Distribution   Date,  the
                              Trustee will be entitled 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.

Optional Termination:         The terms of the transaction  allow for a clean-up
                              call of the Mortgage  Loans and the  retirement of
                              the Offered  Certificates  (the "Clean-up  Call"),
                              which  may  be   exercised   once  the   aggregate
                              principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:     The Offered  Certificates  will be priced based on
                              the following collateral prepayment assumptions:

                              FRM Loans:  100% PPC (100% PPC: 2.00% - 20.00% CPR
                              over 10 months, 20% thereafter)
                              ARM Loans: 100% PPC (100% PPC: 28.00% CPR)

Mortgage Loans:               As of the Cut-off Date,  the  aggregate  principal
                              balance of the  Mortgage  Loans was  approximately
                              $646,347,251,    of   which:   (i)   approximately
                              $432,292,567 consisted of a pool of conforming and non-conforming balance fixed-rate mortgage loans
                              (the "Group I Mortgage Loans") (ii)  approximately
                              $179,385,763 consisted of a pool of conforming balance adjustable-rate mortgage loans (the "Group
                              II-A  Mortgage  Loans")  and  (iii)  approximately
                              $34,668,921 consisted of a pool of conforming and non-conforming balance adjustable rate mortgage loans (the "Group II-B Mortgage Loans", together with the Group II-A Mortgage Loans, the "Group II
                              Mortgage Loans"). The Group I Mortgage Loans and the Group II Mortgage Loans are collectively referred herein as the "Mortgage Loans". See the attached collateral descriptions for additional information on the Mortgage Loans.


Pass-Through Rate:            The  "Pass-Through  Rate" on each Class of Offered
                              Certificates and Class B-3 Certificates will be equal to the lesser of (i) the related Formula
                              Rate and (ii) the related Net WAC Cap.

Formula Rate:                 The "Formula Rate" for the Class AF-1, Class AV-1,
                              Class  AV-2,  Class  B-1,  Class B-2 and Class B-3
                              Certificates  will be equal to the  lesser  of (i)
                              One Month LIBOR plus the margin for such Class and
                              (ii) 14.00%.

                              The "Formula Rate" for each of the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 will be equal to a fixed rate.

Adjusted Net Mortgage Rate:   The "Adjusted Net Mortgage Rate" for each Mortgage
                              Loan is equal to the loan rate less the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.

                                                                               5
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Net WAC Cap:                  The   "Net   WAC  Cap"   with   respect   to  each
                              Distribution Date is a rate equal to:
                                 a) with respect to the Class AF-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "Adjustable Class AF Cap").
                                 b) with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "Fixed Class AF Cap").
                                 c) with respect to the AV-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-A Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.
                                 d) with respect to the AV-2 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-B Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.
                                 e) with respect to the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, the lesser of (i) the Fixed Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis.
                                 f) with respect to the Class B-1, Class B-2 and Class B-3 Certificates, the lesser of (i) the Adjustable Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

Net WAC Cap
Carryover Amount:             If on any Distribution  Date the Pass-Through Rate
                              for the Class AF-1,  Class AV-1, Class AV-2, Class
                              B-1,  Class  B-2  or  Class  B-3  Certificates  is
                              limited by the related  Net WAC Cap,  the "Net WAC
                              Cap  Carryover  Amount" for such Class is equal to
                              the sum of (i) the  excess  of (a) the  amount  of
                              interest  that  would  have  accrued on such Class
                              based on the  Formula  Rate over (b) the amount of
                              interest  actually  accrued on such Class based on
                              the  related  Net  WAC  Cap and  (ii)  the  unpaid
                              portion  of any  related  Net  WAC  Cap  Carryover
                              Amount from the prior  Distribution  Date together
                              with  accrued  interest  thereon  at  the  related
                              Formula  Rate.  Any Net WAC Cap  Carryover  Amount
                              will be paid on such  Distribution  Date or future
                              Distribution   Dates  to  the   extent   of  funds
                              available.

Credit Enhancement:           Consists of the following:

                                    1) Excess Cashflow
                                    2) Overcollateralization Amount and
                                    3) Subordination


Excess Cashflow:              The "Excess  Cashflow" for any  Distribution  Date
                              will be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."

                                                                               6
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Overcollateralization
Amount: The "Overcollateralization Amount" (or "O/C") is equal to the excess of (i) the aggregate principal balance of the Mortgage Loans over (ii) the aggregate principal balance of the Offered Certificates and Class B-3 Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 0.30% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. On each Distribution Date, Excess Cashflow will be used to build O/C until the Targeted Overcollateralization Amount is reached.

Targeted
Overcollateralization
 Amount: Prior to the Stepdown Date, the "Targeted Overcollateralization Amount" is equal to the sum of (a) approximately 3.15% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (b) the Aggregate Class B Early Distribution Amount.

                              On or after the Stepdown Date, the Targeted Overcollateralization Amount is the lesser of (a) the amount described in the preceding paragraph and (b) the greater of (i) the excess of (x) approximately 13.10% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date over (y) the excess of (I) the aggregate principal balance of the Class B-1, Class B-2 and Class B-3 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class B-1, Class B-2 and Class B-3 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. However, if a Trigger Event has occurred on the related Distribution Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date.


Stepdown Date:                The earlier to occur of
                              (i) the Distribution Date on which the principal balance of the Class A Certificates has been reduced to zero; and
                              (ii) the  later  to occur of
                                 (x) the Distribution Date occurring in August 2007 and
                                 (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 42.40%.

Aggregate Class B
Early Distribution
Amount: As of any Distribution Date, the aggregate sum of all amounts paid to the Class B-1, Class B-2 and Class B-3 Certificates on prior Distribution Dates from Excess Cashflow pursuant to clauses 5), 6) and 7) of "Priority of Distributions".


Senior Enhancement
Percentage:                   The   "Senior   Enhancement   Percentage"   for  a
                              Distribution Date is equal to (a) the sum of the aggregate principal balance of the Subordinate
                              Certificates and the Overcollateralization Amount divided by (b) the aggregate principal balance of the Mortgage Loans.

                                                                               7
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Expected Credit
Support Percentages:
                               ----------------------  -------------------------
                               Initial Credit Support    Expected Credit Support
                                  On Closing Date      On or After Stepdown Date
                               ----------------------  -------------------------
                                  Class     Percent      Class        Percent
                                 Class A     18.35%     Class A        42.40%
                                Class M-1    12.00%    Class M-1       29.70%
                                Class M-2    6.65%     Class M-2       19.00%
                                Class M-3    5.05%     Class M-3       15.80%
                                Class M-4    3.70%     Class M-4       13.10%
                                Class B-1    2.45%     Class B-1       10.60%
                                Class B-2    1.40%     Class B-2       8.50%
                                Class B-3    0.30%     Class B-3       6.30%

                               ----------------------  -------------------------

Trigger Event:                A "Trigger Event" is in effect on any Distribution
                              Date on or after the Stepdown  Date, if either (i)
                              the six  month  rolling  average  60+  delinquency
                              percentage  equals  or  exceeds  [38.35]%  of  the
                              current  Senior  Enhancement  Percentage  or  (ii)
                              cumulative  realized losses as a percentage of the
                              aggregate  principal balance of the Mortgage Loans
                              as  of  the   Cut-off   Date,   for  the   related
                              Distribution Date are greater than:


                              -------------------------- -----------------------
                                 Distribution Date
                                   Occurring In                Percentage
                              -------------------------- -----------------------
                                August 2007-July 2008    [2.75]% for the first
                                                           month plus an
                                                           additional 1/12th of
                                                         [1.75]% for each month
                                                           thereafter
                              -------------------------- -----------------------
                                August 2008-July 2009    [4.50]% for the first
                                                           month plus an
                                                           additional 1/12th of
                                                         [1.50]% for each month
                                                           thereafter
                              -------------------------- -----------------------
                                August 2009-July 2010    [6.00]% for the first
                                                           month plus an
                                                           additional 1/12th
                                                         of  [1.00]% for each
                                                           month thereafter
                              -------------------------- -----------------------
                              August 2010 and thereafter [7.00]%
                              -------------------------- -----------------------


Realized Losses:              If a Mortgage Loan becomes a liquidated  loan, the
                              net liquidation  proceeds  relating thereto may be
                              less than the  principal  balance of such Mortgage
                              Loan.  The  amount  of  such  insufficiency  is  a
                              "Realized  Loss."  Realized Losses on the Mortgage
                              Loans will,  in effect,  be absorbed  first by the
                              Excess Cashflow and second by the reduction of the
                              Overcollateralization    Amount.   Following   the
                              reduction of the  Overcollateralization  Amount to
                              zero,  all  allocable   Realized  Losses  will  be
                              applied in reverse  sequential order, first to the
                              Class  B-3  Certificates,  then to the  Class  B-2
                              Certificates,  then to the Class B-1 Certificates,
                              then to the  Class M-4  Certificates,  then to the
                              Class  M-3  Certificates,  then to the  Class  M-2
                              Certificates   and   then   to   the   Class   M-1
                              Certificates.

                                                                               8
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of
Distributions:                Available  funds from the  Mortgage  Loans will be
                              distributed as follows:

                              1) Interest  funds,  as  follows:  first,  trustee
                                 fees, servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the Senior Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan groups), third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class B-1 Certificates, eighth, monthly interest to the Class B-2 Certificates and ninth to the Class B-3 Certificates.

                              2) Principal    funds,    as   follows:    monthly
                                 principal to the Senior Certificates as described under "Principal Paydown", based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan groups), as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class B-1 Certificates as described under "Principal Paydown", then monthly principal to the Class B-2 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class B-3
                                 Certificates as described under "Principal Paydown."

                              3) Excess  Cashflow  as  follows  in the following
                                 order:

                                    a) any remaining unpaid interest to the Senior Certificates pro rata.

                                    b) as principal to the Offered Certificates and Class B-3 Certificates to build or maintain O/C as described under "Principal Paydown".

                                    c) any previously unpaid interest to the Class M-1 Certificates.

                                    d) any unpaid applied Realized Loss amount to the Class M-1 Certificates.

                                    e) any previously unpaid interest to the Class M-2 Certificates.

                                    f) any unpaid applied Realized Loss amount to the Class M-2 Certificates.

                                    g) any previously unpaid interest to the Class M-3 Certificates.

                                    h) any unpaid applied Realized Loss amount to the Class M-3 Certificates.

                                    i) any previously unpaid interest to the Class M-4 Certificates.

                                    j) any unpaid applied Realized Loss amount to the Class M-4 Certificates.

                                    k) any previously unpaid interest to the Class B-1 Certificates.

                                    l) any unpaid applied Realized Loss amount to the Class B-1 Certificates.

                                    m) any previously unpaid interest to the Class B-2 Certificates.

                                    n) any unpaid applied Realized Loss amount to the Class B-2 Certificates.

                                    o) any previously unpaid interest to the Class B-3 Certificates.

                                    p) any unpaid applied Realized Loss amount to the Class B-3 Certificates.

                                                                               9
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                              4) Any   remaining   Excess   Cashflow  to pay any
                                 unpaid Net WAC Cap Carryover Amount payable to the Class AF-1, Class AV-1, Class AV-2, Class B-1, Class B-2 and Class B-3 Certificates, pro rata.

                              5) Any  remaining   Excess   Cashflow to the Class
                                 B-3 as principal until its principal balance has been reduced to zero.

                              6) Any  remaining   Excess   Cashflow to the Class
                                 B-2 as principal until its principal balance has been reduced to zero.

                              7) Any  remaining  Excess  Cashflow  to  the Class
                                 B-1 as principal until its principal balance has been reduced to zero.

                              8) Any   remaining    Excess   Cashflow   to   the
                                 non-offered certificates (other than the Class B-3 Certificates) as described in the pooling agreement.

Principal Paydown:            1) Prior  to  the  Stepdown  Date  or if a Trigger
                                 Event is in effect, principal will be paid to the Senior Certificates generally pro rata based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan groups). After the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the Class M-2 Certificates, iii) the Class M-3 Certificates, iv) the Class M-4 Certificates,
                                 v) the Class B-1 Certificates, vi) the Class B-2 Certificates and then, vii) the Class B-3 Certificates.

                              2) On  or  after  the  Stepdown  Date   and   if a
                                 Trigger Event is not in effect, all the Offered Certificates and the Class B-3 Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates, generally pro rata, based on the principal collected from the related loan groups (and to the extent remaining unpaid, from excess principal from the other loan groups), such that the Senior Certificates will have at least 42.40% credit enhancement, second to the Class M-1
                                 Certificates such that the Class M-1 Certificates will have at least 29.70% credit enhancement, third to the Class M-2
                                 Certificates such that the Class M-2 Certificates will have at least 19.00% credit enhancement, fourth to the Class M-3
                                 Certificates such that the Class M-3 Certificates will have at least 15.80% credit enhancement, fifth to the Class M-4
                                 Certificates such that the Class M-4 Certificates will have at least 13.10% credit enhancement, sixth to the Class B-1
                                 Certificates such that the Class B-1 Certificates will have at least 10.60% credit enhancement, seventh to the Class B-2
                                 Certificates such that the Class B-2 Certificates will have at least 8.50% credit enhancement and eighth to the Class B-3 Certificates such that the Class B-3 Certificates will have at least 6.30% credit enhancement (subject, in each case, to any overcollateralization floors).

                                                                              10
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AF Principal
Distribution:                 Principal  allocated to the Class AF  Certificates
                              will be distributed in the following order of priority:

                              1)

                              a) To  the  Class  AF-6 Certificates,  the Lockout
                                 Percentage of their pro-rata share of principal allocated to the Class AF Certificates until month 108 as described below.

                                     Month                Lockout Percentage
                                     -----                ------------------
                                      1 - 36                      0%
                                     37 - 60                     45%
                                     61 - 72                     80%
                                     73 - 84                    100%
                                     85 - 108                    300%

                              b) To  the  Class  AF-6 Certificates,  100% of the
                                 principal    allocated    to   the   Class   AF
                                 Certificates in or after month 109.

                              2) Sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates until their respective principal balances are reduced to zero.

                                                                              11
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AV-1 Yield
Maintenance Agreement:        On the Closing Date, the Trustee will enter into a
                              yield  maintenance  agreement  with a counterparty
                              (the  "Counterparty") for the benefit of the Class
                              AV-1   Certificates   (the   "Class   AV-1   Yield
                              Maintenance Agreement"). The notional balance of the Class AV-1 Yield Maintenance Agreement on each
                              Distribution Date is set forth in the table below.
                              The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds 1.863%. The Class AV-1 Yield Maintenance
                              Agreement  will terminate  after the  Distribution
                              Date in April 2007. Any payments received from the Class AV-1 Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-1 Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.


                         -------------------------------------------------------
                             Class AV-1 Yield Maintenance Agreement Schedule
                         -------------------------------------------------------
                            Period      Notional ($)   Period     Notional ($)
                         ------------ -------------- ---------- ----------------
                               1       179,385,000      22         6,260,583
                               2       173,456,843      23         6,055,729
                               3       167,783,686      24         5,856,521
                               4       162,358,261      25         5,665,429
                               5       157,155,479      26         5,489,175
                               6       152,147,035      27         5,317,903
                               7       147,343,634      28         5,151,474
                               8       142,721,523      29         4,989,808
                               9       138,240,177      30         4,832,726
                              10       133,920,442      31         4,680,092
                              11       129,726,371      32         4,531,780
                              12       125,668,282      33         4,387,732
                              13       121,727,700
                              14       117,913,677
                              15       114,214,895
                              16       110,620,697
                              17       107,140,031
                              18       103,757,700
                              19       100,482,210
                              20       97,304,285
                              21       94,204,412
                         ------------ -------------- ---------- ----------------

                                                                              12
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AV-2 Yield
Maintenance Agreement:        On the Closing Date, the Trustee will enter into a
                              yield  maintenance  agreement  with a counterparty
                              (the  "Counterparty") for the benefit of the Class
                              AV-2   Certificates   (the   "Class   AV-2   Yield
                              Maintenance Agreement"). The notional balance of the Class AV-2 Yield Maintenance Agreement on each
                              Distribution Date is set forth in the table below.
                              The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds 1.863%. The Class AV-2 Yield Maintenance
                              Agreement  will terminate  after the  Distribution
                              Date in April 2007. Any payments received from the Class AV-2 Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-2 Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.


                         -------------------------------------------------------
                            Class AV-2 Yield Maintenance Agreement Schedule
                         -------------------------------------------------------
                            Period      Notional ($)      Period   Notional ($)
                         ------------ ----------------- ---------- -------------
                               1       34,668,000          22         980,052
                               2       33,521,403          23         948,011
                               3       32,424,148          24         916,843
                               4       31,374,829          25         886,945
                               5       30,368,591          26         859,369
                               6       29,399,958          27         832,573
                               7       28,470,999          28         806,536
                               8       27,577,119          29         781,247
                               9       26,710,480          30         756,672
                              10       25,875,111          31         732,793
                              11       25,064,060          32         709,590
                              12       24,279,322          33         687,060
                              13       23,517,330
                              14       22,779,826
                              15       22,064,620
                              16       21,369,652
                              17       20,696,649
                              18       20,042,674
                              19       19,409,374
                              20       18,794,950
                              21       18,195,630
                         ------------ ----------------- ---------- -------------

                                                                              13
RBS Greenwich Capital                                   Friedman Billings Ramsey

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                                              14
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                             Class AV-1 Net WAC Cap
                             ----------------------

---------------------------------------------------------------------------------------------------------------------------
                           Class AV-1                               Class AV-1                               Class AV-1
              Class AV-1   Effective                  Class AV-1    Effective                Class AV-1   Effective Net
               Net WAC       Net WAC                    Net WAC       Net WAC                  Net WAC          WAC
  Period      Cap(1)(3)    Cap(1)(2)(3)    Period     Cap(1)(3)    Cap(1)(2)(3)    Period     Cap(1)(3)    Cap(1)(2)(3)
---------------------------------------------------------------------------------------------------------------------------
     1           5.71         5.71           37          11.18         11.18         73         12.20          12.20
     2           6.08         14.00          38          11.18         11.18         74         12.20          12.20
     3           6.28         14.00          39          11.56         11.56         75         12.60          12.60
     4           6.08         14.00          40          11.89         11.89         76         12.20          12.20
     5           6.28         14.00          41          12.44         12.44         77         12.60          12.60
     6           6.08         14.00          42          12.03         12.03         78         12.20          12.20
     7           6.08         14.00          43          12.03         12.03         79         12.20          12.20
     8           6.73         14.00          44          12.87         12.87         80         13.50          13.50
     9           6.08         14.00          45          12.04         12.04         81         12.20          12.20
     10          6.28         14.00          46          12.50         12.50         82         12.60          12.60
     11          6.08         14.00          47          12.12         12.12         83         12.20          12.20
     12          6.28         14.00          48          12.52         12.52         84         12.60          12.60
     13          6.08         14.00          49          12.12         12.12         85         12.20          12.20
     14          6.08         14.00          50          12.12         12.12         86         12.20          12.20
     15          6.28         14.00          51          12.53         12.53         87         12.60          12.60
     16          6.08         14.00          52          12.18         12.18         88         12.20          12.20
     17          6.28         14.00          53          12.59         12.59         89         12.60          12.60
     18          6.08         14.00          54          12.18         12.18         90         12.20          12.20
     19          6.08         14.00          55          12.18         12.18         91         12.20          12.20
     20          6.73         14.00          56          13.49         13.49         92         13.04          13.04
     21          6.08         14.00          57          12.19         12.19         93         12.20          12.20
     22          8.66         9.84           58          12.60         12.60         94         12.60          12.60
     23          8.76         9.93           59          12.20         12.20         95         12.20          12.20
     24          9.05         10.22          60          12.60         12.60         96         12.60          12.60
     25          8.76         9.93           61          12.20         12.20         97         12.20          12.20
     26          8.76         9.93           62          12.20         12.20         98         12.20          12.20
     27          9.05         10.22          63          12.60         12.60         99         12.60          12.60
     28          9.72         10.89          64          12.20         12.20        100         12.20          12.20
     29         10.20         11.36          65          12.60         12.60        101         12.60          12.60
     30          9.87         11.03          66          12.20         12.20        102         12.20          12.20
     31          9.87         11.03          67          12.20         12.20        103         12.20          12.20
     32         10.93         12.09          68          13.50         13.50        104         13.50          13.50
     33          9.89         11.04          69          12.20         12.20        105         12.20          12.20
     34         11.39         11.39          70          12.60         12.60        106         12.60          12.60
     35         11.18         11.18          71          12.20         12.20
     36         11.55         11.55          72          12.60         12.60
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes for period 1 that 6-month LIBOR and 1-month LIBOR are equal to 1.363% and 1.810% respectively and that 6-month LIBOR and 1-month LIBOR are both equal to 20.00% thereafter.
(2)  Assumes payments are received from the related yield maintenance agreement.
(3)  Assumes the Pricing Prepayment Speed to call.

                                                                              15
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                             Class AV-2 Net WAC Cap
                             ----------------------

---------------------------------------------------------------------------------------------------------------------------
                           Class AV-2                               Class AV-2                               Class AV-2
              Class AV-2   Effective                  Class AV-2    Effective                Class AV-2   Effective Net
               Net WAC       Net WAC                    Net WAC       Net WAC                  Net WAC          WAC
  Period      Cap(1)(3)    Cap(1)(2)(3)    Period     Cap(1)(3)    Cap(1)(2)(3)    Period     Cap(1)(3)    Cap(1)(2)(3)
---------------------------------------------------------------------------------------------------------------------------
     1           5.60         5.60           37          11.61         11.61         73         12.58          12.58
     2           5.97         14.00          38          11.61         11.61         74         12.58          12.58
     3           6.16         14.00          39          12.10         12.10         75         13.00          13.00
     4           5.97         14.00          40          12.43         12.43         76         12.58          12.58
     5           6.16         14.00          41          12.89         12.89         77         13.00          13.00
     6           5.97         14.00          42          12.47         12.47         78         12.58          12.58
     7           5.97         14.00          43          12.47         12.47         79         12.58          12.58
     8           6.60         14.00          44          13.34         13.34         80         13.93          13.93
     9           5.97         14.00          45          12.48         12.48         81         12.58          12.58
     10          6.16         14.00          46          12.89         12.89         82         13.00          13.00
     11          5.97         14.00          47          12.53         12.53         83         12.58          12.58
     12          6.17         14.00          48          12.94         12.94         84         13.00          13.00
     13          5.97         14.00          49          12.53         12.53         85         12.58          12.58
     14          5.97         14.00          50          12.53         12.53         86         12.58          12.58
     15          6.17         14.00          51          12.95         12.95         87         13.00          13.00
     16          5.97         14.00          52          12.53         12.53         88         12.58          12.58
     17          6.17         14.00          53          13.00         13.00         89         13.00          13.00
     18          5.97         14.00          54          12.58         12.58         90         12.58          12.58
     19          5.97         14.00          55          12.58         12.58         91         12.58          12.58
     20          6.61         14.00          56          13.93         13.93         92         13.45          13.45
     21          6.62         14.00          57          12.58         12.58         93         12.58          12.58
     22          8.98         9.94           58          13.00         13.00         94         13.00          13.00
     23          8.69         9.65           59          12.58         12.58         95         12.58          12.58
     24          8.98         9.93           60          13.00         13.00         96         13.00          13.00
     25          8.69         9.64           61          12.58         12.58         97         12.58          12.58
     26          8.69         9.64           62          12.58         12.58         98         12.58          12.58
     27          9.30         10.24          63          13.00         13.00         99         13.00          13.00
     28         10.07         11.02          64          12.58         12.58        100         12.58          12.58
     29         10.41         11.35          65          13.00         13.00        101         13.00          13.00
     30         10.07         11.02          66          12.58         12.58        102         12.58          12.58
     31         10.07         11.01          67          12.58         12.58        103         12.58          12.58
     32         11.17         12.10          68          13.93         13.93        104         13.93          13.93
     33         10.39         11.33          69          12.58         12.58        105         12.58          12.58
     34         11.85         11.85          70          13.00         13.00        106         13.00          13.00
     35         11.61         11.61          71          12.58         12.58
     36         12.00         12.00          72          13.00         13.00
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes for period 1that 6-month LIBOR and 1-month LIBOR are equal to 1.363% and 1.810% respectively and that 6-month LIBOR and 1-month LIBOR are equal to 20.00% thereafter.
(2)  Assumes payments are received from the related yield maintenance agreement.
(3)  Assumes the Pricing Prepayment Speed to call.

                                                                              16
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                                            EXCESS SPREAD (1)(2)
------------- ------------- ------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------
                              FWD 6                                              FWD 1     FWD 6
   Period     FWD 1 Month     Month      STATIC      FORWARD                     Month      Month       STATIC      FORWARD
                LIBOR %       LIBOR %    LIBOR (%)    LIBOR (%)      Period     LIBOR %     LIBOR %     LIBOR (%)    LIBOR (%)
------------- ------------- ------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------
     1          1.36300       1.81000     3.04717      3.04717        54        5.28900     5.37900     2.83520      2.58989
     2          1.57500       1.96900     3.10279      2.97400        55        5.30600     5.38700     2.83883      2.57553
     3          1.82600       2.11500     3.12030      2.85194        56        5.31900     5.39500     2.88825      2.71516
     4          1.89000       2.24000     3.06664      2.75565        57        5.32900     5.40700     2.84560      2.54873
     5          2.00000       2.37500     3.07891      2.72105        58        5.33500     5.42300     2.86376      2.60041
     6          2.16300       2.51100     3.02160      2.56561        59        5.33600     5.44500     2.85282      2.54002
     7          2.31100       2.64100     2.99529      2.46551        60        5.33400     5.47300     2.87342      2.58367
     8          2.44600       2.76700     3.06204      2.52706        61        5.35100     5.50700     2.86270      2.51545
     9          2.56800       2.88700     2.93488      2.29240        62        5.39000     5.54400     2.86790      2.49367
     10         2.68900       3.00400     2.93331      2.26457        63        5.42800     5.57900     2.88958      2.52893
     11         2.81200       3.11700     2.86969      2.13910        64        5.46400     5.61200     2.87908      2.48674
     12         2.93600       3.22600     2.86532      2.11593        65        5.49900     5.64400     2.90161      2.52767
     13         3.05400       3.33400     2.80144      2.00085        66        5.53300     5.67400     2.89133      2.44869
     14         3.16200       3.44000     2.76943      1.94188        67        5.56500     5.70200     2.89788      2.42736
     15         3.25800       3.54100     2.76810      1.93942        68        5.59500     5.72900     2.95588      2.58676
     16         3.35600       3.63700     2.71236      1.84158        69        5.62400     5.75400     2.91183      2.38705
     17         3.46000       3.73200     2.70753      1.84035        70        5.65100     5.77600     2.93667      2.45761
     18         3.57300       3.81700     2.65222      1.74644        71        5.67600     5.79700     2.92697      2.37915
     19         3.68200       3.88300     2.62091      1.70492        72        5.69900     5.81500     2.95281      2.42300
     20         3.76100       3.93400     2.65413      1.81395        73        5.72000     5.83100     2.94334      2.33950
     21         3.82400       3.98600     2.57454      1.68762        74        5.73900     5.84500     2.95193      2.32025
     22         3.91500       4.04100     2.92045      2.36315        75        5.75600     5.85700     2.97929      2.36896
     23         3.96500       4.09400     2.92635      2.39815        76        5.77100     5.86600     2.97011      2.29920
     24         3.96100       4.15200     2.92457      2.43693        77        5.78400     5.87200     2.99860      2.35157
     25         3.98300       4.22200     2.89929      2.38371        78        5.79400     5.87600     2.98966      2.26562
     26         4.06800       4.30000     2.89167      2.35300        79        5.80100     5.87800     2.99996      2.24918
     27         4.15000       4.37300     2.90046      2.37886        80        5.80700     5.87800     3.06945      2.44760
     28         4.22900       4.44300     2.88313      2.56874        81        5.80900     5.88000     3.02401      2.22112
     29         4.30400       4.50700     2.88726      2.61727        82        5.81000     5.88400     3.05894      2.28615
     30         4.37500       4.56500     2.85975      2.55157        83        5.80700     5.88900     3.05411      2.20307
     31         4.44100       4.61800     2.85230      2.53272        84        5.80200     5.89800     3.09054      2.26912
     32         4.50200       4.66600     2.89250      2.64416        85        5.80400     5.90900     3.08615      2.18179
     33         4.55700       4.70900     2.84520      2.51350        86        5.81800     5.92300     3.09882      2.16094
     34         4.60700       4.74800     2.87878      2.66482        87        5.83100     5.93600     3.13401      2.22000
     35         4.65000       4.78500     2.86500      2.65008        88        5.84300     5.94900     3.12716      2.13175
     36         4.68600       4.82000     2.87339      2.68101        89        5.85600     5.96200     3.16493      2.19493
     37         4.72000       4.85500     2.85523      2.63546        90        5.86900     5.97500     3.15940      2.09388
     38         4.75500       4.89000     2.82327      2.66191        91        5.88200     5.98800     3.17696      2.07437
     39         4.78900       4.92500     2.85830      2.72700        92        5.89400     6.00000     3.24167      2.22652
     40         4.82300       4.96100     2.85347      2.75648        93        5.90700     6.01300     3.21486      2.03670
     41         4.85700       4.99700     2.86098      2.78920        94        5.91900     6.02700     3.25900      2.11806
     42         4.89200       5.03300     2.84100      2.72264        95        5.93200     6.04000     3.25643      2.01189
     43         4.92600       5.07100     2.83478      2.69833        96        5.94500     6.05300     3.30313      2.08411
     44         4.96100       5.10900     2.85651      2.76167        97        5.95700     6.06600     3.30162      1.97361
     45         4.99700       5.14700     2.82235      2.65148        98        5.97000     6.08000     3.32556      1.95418
     46         5.03400       5.18500     2.83029      2.72601        99        5.98300     6.09300     3.37611      2.03169
     47         5.07300       5.22000     2.81580      2.66890       100        5.99600     6.10700     3.37611      1.92708
     48         5.11300       5.25300     2.83229      2.69580       101        6.00900     6.12100     3.42926      2.00878
     49         5.15100       5.28300     2.82032      2.63052       102        6.02300     6.13600     3.43021      1.88814
     50         5.18500       5.31000     2.82288      2.61254       103        6.03600     6.15000     3.45859      1.86778
     51         5.21600       5.33300     2.84026      2.64522       104        6.05000     6.16500     3.57151      2.16373
     52         5.24400       5.35200     2.82861      2.61640       105        6.06400     6.18000     3.51804      1.82579
     53         5.26800       5.36800     2.84664      2.65455       106        6.07800     6.19500     3.57794      1.92539
------------- ------------- ------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------

(1)  Assumes the Pricing Prepayment Speed to call.
(2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates and Class B-3 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period.

                                                                              17
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                BREAKEVEN LOSSES




                                  LOSS COVERAGE

------------ -------------- -------- --------- ------------------------------- - -------------------------------
                                                        STATIC LIBOR                     FORWARD LIBOR
                                               -------------------------------   -------------------------------
   CLASS        MOODY'S       S&P     FITCH         CDR          CUM LOSS             CDR          CUM LOSS
                                                   BREAK                             BREAK
    M-1           Aa2         AA        AA        19.365          18.47%            17.811          17.55%
    M-2           A2           A        A         12.102          13.52%            11.139          12.75%
    M-3           A3          A-        A         10.397          12.11%             9.492          11.32%
    M-4          Baa1        BBB+      BBB+        9.177          11.02%             8.199          10.11%
    B-1          Baa2         BBB      BBB         8.260          10.15%             7.102           9.01%
    B-2          Baa3        BBB-      BBB-        7.394           9.30%             6.270           8.14%
------------ -------------- -------- --------- -------------- ---------------- - -------------- ----------------

Assumptions
-----------------------------------------------------
40% Loss Severity
12 Month Delay
Trigger Failing
Run to maturity
Defaults are in addition to prepayments
Run at pricing speed
"Break" is CDR before first dollar of principal loss
-----------------------------------------------------

                                                                              18
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                          Weighted Average Life Tables




Class AF-1 To Call
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                       1.69        1.24         1.00        0.85         0.74
 MDUR (yr)                      1.67        1.23         1.00        0.85         0.75
 First Prin Pay                  1            1           1            1           1
 Last Prin Pay                   42          30           23          19           16
-------------------------------------------------------------------------------------------


Class AF-1 To Maturity
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                       1.69        1.24         1.00        0.85         0.74
 MDUR (yr)                      1.67        1.23         1.00        0.85         0.75
 First Prin Pay                  1            1           1            1           1
 Last Prin Pay                   42          30           23          19           16
-------------------------------------------------------------------------------------------

Class AF-2 To Call
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                       4.11        2.85         2.20        1.79         1.51
 MDUR (yr)                      3.75        2.66         2.08        1.71         1.45
 First Prin Pay                  42          30           23          19           16
 Last Prin Pay                   56          39           30          24           20
-------------------------------------------------------------------------------------------

Class AF-2 To Maturity
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                       4.11        2.85         2.20        1.79         1.51
 MDUR (yr)                      3.75        2.66         2.08        1.71         1.45
 First Prin Pay                  42          30           23          19           16
 Last Prin Pay                   56          39           30          24           20
-------------------------------------------------------------------------------------------

                                                                              19
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class AF-3 To Call
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                       5.83        4.02         3.00        2.34         1.96
 MDUR (yr)                      5.08        3.63         2.77        2.19         1.85
 First Prin Pay                  56          39           30          24           20
 Last Prin Pay                   92          61           46          32           27
-------------------------------------------------------------------------------------------


Class AF-3 To Maturity
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                       5.83        4.02         3.00        2.34         1.96
 MDUR (yr)                      5.08        3.63         2.77        2.19         1.85
 First Prin Pay                  56          39           30          24           20
 Last Prin Pay                   92          61           46          32           27
-------------------------------------------------------------------------------------------


Class AF-4 To Call
-------------------------------------------------------------------------------------------
Prepay Speed                  50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                      10.33        6.94         5.00        3.59         2.53
 MDUR (yr)                      7.79        5.67         4.29        3.19         2.32
 First Prin Pay                  92          61           46          32           27
 Last Prin Pay                  156          114          80          60           34
-------------------------------------------------------------------------------------------


Class AF-4 To Maturity
-------------------------------------------------------------------------------------------
Prepay Speed                  50% PPC      75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                      10.33        6.94         5.00        3.59         2.53
 MDUR (yr)                      7.79        5.67         4.29        3.19         2.32
 First Prin Pay                  92          61           46          32           27
 Last Prin Pay                  156          114          80          60           34
-------------------------------------------------------------------------------------------

                                                                              20
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class AF-5 To Call
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                      14.41        10.60        8.05        6.02         3.61
 MDUR (yr)                      9.56        7.74         6.28        4.95         3.16
 First Prin Pay                 156          114          80          60           34
 Last Prin Pay                  193          139         106          84           66
-------------------------------------------------------------------------------------------


Class AF-5 To Maturity
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                      14.41        10.62        8.11        6.10         3.61
 MDUR (yr)                      9.56        7.75         6.31        5.01         3.16
 First Prin Pay                 156          114          80          60           34
 Last Prin Pay                  193          143         113          93           66
-------------------------------------------------------------------------------------------


Class AF-6 To Call
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                       6.96        6.46         6.09        5.83         5.51
 MDUR (yr)                      5.68        5.34         5.10        4.92         4.70
 First Prin Pay                  37          37           39          46           56
 Last Prin Pay                  113          110         106          84           69
-------------------------------------------------------------------------------------------


Class AF-6 To Maturity
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                       6.96        6.46         6.09        5.86         5.72
 MDUR (yr)                      5.68        5.34         5.10        4.95         4.86
 First Prin Pay                  37          37           39          46           56
 Last Prin Pay                  113          110         109          91           81
-------------------------------------------------------------------------------------------

                                                                              21
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class AV-1 To Call
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                       6.16        4.18         3.09        2.34         1.79
 MDUR (yr)                      5.64        3.94         2.95        2.27         1.75
 First Prin Pay                  1            1           1            1           1
 Last Prin Pay                  195          139         106          84           69
-------------------------------------------------------------------------------------------


Class AV-1 To Maturity
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                       6.97        4.91         3.67        2.82         2.18
 MDUR (yr)                      6.23        4.51         3.44        2.68         2.09
 First Prin Pay                  1            1           1            1           1
 Last Prin Pay                  336          290         235          191         159
-------------------------------------------------------------------------------------------


Class AV-2 To Call
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                       6.18        4.19         3.09        2.34         1.79
 MDUR (yr)                      5.65        3.94         2.95        2.27         1.75
 First Prin Pay                  1            1           1            1           1
 Last Prin Pay                  195          139         106          84           69
-------------------------------------------------------------------------------------------


Class AV-2 To Maturity
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                       7.00        4.92         3.67        2.82         2.18
 MDUR (yr)                      6.25        4.51         3.44        2.68         2.09
 First Prin Pay                  1            1           1            1           1
 Last Prin Pay                  336          290         235          191         159
-------------------------------------------------------------------------------------------

                                                                              22
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class M-1 To Call
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                      10.88        7.65         5.82        4.90         4.64
 MDUR (yr)                      7.75        5.94         4.76        4.14         3.98
 First Prin Pay                  64          44           38          42           46
 Last Prin Pay                  195          139         106          84           69
-------------------------------------------------------------------------------------------


Class M-1 To Maturity
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                      11.78        8.44         6.45        5.42         5.07
 MDUR (yr)                      8.05        6.29         5.10        4.46         4.26
 First Prin Pay                  64          44           38          42           46
 Last Prin Pay                  314          253         200          161         133
-------------------------------------------------------------------------------------------


Class M-2 To Call
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                      10.88        7.65         5.81        4.80         4.31
 MDUR (yr)                      7.65        5.88         4.71        4.03         3.69
 First Prin Pay                  64          44           37          39           41
 Last Prin Pay                  195          139         106          84           69
-------------------------------------------------------------------------------------------

Class M-2 To Maturity
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                      11.73        8.38         6.39        5.28         4.71
 MDUR (yr)                      7.93        6.19         5.01        4.31         3.95
 First Prin Pay                  64          44           37          39           41
 Last Prin Pay                  300          235         184          148         122
-------------------------------------------------------------------------------------------

                                                                              23
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class M-3 To Call
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                      10.88        7.65         5.81        4.76         4.20
 MDUR (yr)                      7.64        5.87         4.70        3.99         3.60
 First Prin Pay                  64          44           37          39           40
 Last Prin Pay                  195          139         106          84           69
-------------------------------------------------------------------------------------------


Class M-3 To Maturity
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                      11.66        8.31         6.33        5.19         4.55
 MDUR (yr)                      7.89        6.16         4.97        4.25         3.83
 First Prin Pay                  64          44           37          39           40
 Last Prin Pay                  279          213         165          132         109
-------------------------------------------------------------------------------------------


Class M-4 To Call
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                      10.88        7.64         5.80        4.75         4.16
 MDUR (yr)                      7.61        5.85         4.68        3.97         3.56
 First Prin Pay                  64          44           37          38           40
 Last Prin Pay                  195          139         106          84           69
-------------------------------------------------------------------------------------------


Class M-4 To Maturity
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                      11.61        8.26         6.29        5.15         4.49
 MDUR (yr)                      7.85        6.11         4.93        4.20         3.77
 First Prin Pay                  64          44           37          38           40
 Last Prin Pay                  270          203         157          126         104
-------------------------------------------------------------------------------------------

                                                                              24
RBS Greenwich Capital                                   Friedman Billings Ramsey

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class B-1 To Call
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                       2.08        2.29         2.63        2.98         3.11
 MDUR (yr)                      2.01        2.22         2.53        2.84         2.96
 First Prin Pay                  22          24           27          31           37
 Last Prin Pay                   28          31           37          37           38
-------------------------------------------------------------------------------------------

Class B-1 To Maturity
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                       2.08        2.29         2.63        2.98         3.11
 MDUR (yr)                      2.01        2.22         2.53        2.84         2.96
 First Prin Pay                  22          24           27          31           37
 Last Prin Pay                   28          31           37          37           38
-------------------------------------------------------------------------------------------

Class B-2 To Call
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                       1.64        1.77         1.94        2.19         2.59
 MDUR (yr)                      1.57        1.68         1.84        2.07         2.42
 First Prin Pay                  17          18           20          22           25
 Last Prin Pay                   22          24           27          31           37
-------------------------------------------------------------------------------------------


Class B-2 To Maturity
-------------------------------------------------------------------------------------------
Prepay Speed                     50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
===========================================================================================
 WAL (yr)                       1.64        1.77         1.94        2.19         2.59
 MDUR (yr)                      1.57        1.68         1.84        2.07         2.42
 First Prin Pay                  17          18           20          22           25
 Last Prin Pay                   22          24           27          31           37
-------------------------------------------------------------------------------------------

                                                                              25
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                            Mortgage Loan Statistics

                             As of the Cut-off Date

Total Outstanding Principal Balance:                 $646,347,251
Number Of Loans:                                            4,126

                                                      Minimum                    Maximum
Average Outstanding Principal Balance:                $156,652                  $20,256                   $698,126
Average Original Loan Amount:                         $157,196                  $20,400                   $700,000

Weighted Average Current Loan Rate:                      6.733  %                 4.060  %                  12.750  %

Arm Characteristics:
Weighted Average Gross Margin:                           6.697  %                 3.000  %                  10.790  %
Weighted Average Maximum Loan Rate:                     13.186  %                10.060  %                  17.620  %
Weighted Average Minimum Loan Rate:                      7.081  %                 3.000  %                  11.620  %
Weighted Average Initial Periodic Rate Cap:              2.972  %                 1.000  %                   3.000  %
Weighted Average Periodic Rate Cap:                      1.262  %                 1.000  %                   3.000  %
Weighted Average Months To Roll:                            22  months                1  months                 36  months

Weighted Average Original Term:                            348  months               60  months                360  months
Weighted Average Remaining Term:                           345  months               44  months                360  months
Weighted Average Seasoning:                                  3  months                0  months                 26  months

Weighted Average Credit Score:                             645                      525                        813
Weighted Average Combined LTV Ratio:                     83.75  %                 15.00  %                  100.00  %

Origination Date:                                                               Mar 08, 2002               May 28, 2004
First Pay Date:                                                                 May 01, 2002               Jul 01, 2004
Maturity Date:                                                                  Feb 11, 2008               Jun 01, 2034

Top Property State Concentrations ($):                   17.80 %  California,  8.17 %  Illinois,  6.57 %  New York
Maximum Zip Code Concentration ($):                       0.33 %  60629

                                                                              26
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                   Number of       Outstanding as of    Outstanding as of
        Product Type                                          Mortgage Loans         the Cutoff Date      the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
         Fixed Rate 30 Year                                            2,383          385,742,833.00                59.68
         2/28 6 Mo LIBOR ARM                                           1,266          199,794,796.12                30.91
         Fixed Rate 15 Year                                              155           18,637,343.67                 2.88
         Fixed Rate 20-24 Year                                           143           16,665,051.68                 2.58
         3/27 6 Mo LIBOR ARM                                              92           14,259,887.71                 2.21
         Balloon 10 Year                                                  26            4,571,400.53                 0.71
         Balloon 5 Year                                                   12            2,419,731.93                 0.37
         Fixed Rate 25-29 Year                                            15            1,832,033.42                 0.28
         Balloon 15 Year                                                  20            1,405,431.66                 0.22
         Fixed Rate 10 Year                                               14            1,018,741.47                 0.16
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Rate Type                                            Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
        Fixed Rate                                                     2,768          432,292,567.36                66.88
        ARM                                                            1,358          214,054,683.83                33.12
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================



                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Amortization Type                                    Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
        Fully Amortizing                                               4,068          637,950,687.07                98.70
        Balloon                                                           58            8,396,564.12                 1.30
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================


                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Delinquency                                          Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
        Current                                                        4,123          645,867,028.63                99.93
        30-59 Days Delinquent                                              3              480,222.56                 0.07
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================

                                                                              27
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Lien Position                                        Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
         First Lien                                                    4,089          644,426,901.36                99.70
         Second Lien                                                      37            1,920,349.83                 0.30
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Principal Balance ($)                                Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
            20,256  -    50,000                                          102            4,208,746.03                 0.65
            50,001  -   100,000                                        1,074           82,881,115.43                12.82
           100,001  -   150,000                                        1,190          147,664,309.48                22.85
           150,001  -   200,000                                          775          134,482,162.71                20.81
           200,001  -   250,000                                          447           99,893,137.34                15.46
           250,001  -   300,000                                          231           62,944,996.89                 9.74
           300,001  -   350,000                                          143           46,230,523.42                 7.15
           350,001  -   400,000                                          101           37,910,218.64                 5.87
           400,001  -   450,000                                           32           13,494,276.76                 2.09
           450,001  -   500,000                                           13            6,170,230.95                 0.95
           500,001  -   550,000                                            5            2,621,244.74                 0.41
           550,001  -   600,000                                            9            5,209,549.20                 0.81
           600,001  -   650,000                                            2            1,244,961.34                 0.19
           650,001  -   698,126                                            2            1,391,778.26                 0.22
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================

                                                                              28
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                            % of Aggregate
                                                                                    Principal Balance    Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Current Mortgage Rate (%)                             Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
          4.060  -  4.500                                                  4              734,260.94                 0.11
          4.501  -  5.000                                                 49           10,657,557.39                 1.65
          5.001  -  5.500                                                140           34,278,666.95                 5.30
          5.501  -  6.000                                                554          107,867,353.79                16.69
          6.001  -  6.500                                                737          127,271,540.60                19.69
          6.501  -  7.000                                              1,027          163,116,825.29                25.24
          7.001  -  7.500                                                679           95,224,795.03                14.73
          7.501  -  8.000                                                541           68,002,124.98                10.52
          8.001  -  8.500                                                192           21,348,013.02                 3.30
          8.501  -  9.000                                                119           11,879,916.24                 1.84
          9.001  -  9.500                                                 35            2,905,221.61                 0.45
          9.501  - 10.000                                                 26            1,678,072.37                 0.26
         10.001  - 10.500                                                 10              701,382.93                 0.11
         10.501  - 11.000                                                  6              378,141.59                 0.06
         11.001  - 11.500                                                  4              204,062.95                 0.03
         11.501  - 12.000                                                  2               69,322.77                 0.01
         12.501  - 12.750                                                  1               29,992.74                 0.00
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Remaining Term (months)                              Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
          44  -  48                                                        1               82,919.40                 0.01
          49  -  60                                                       11            2,336,812.53                 0.36
          97  - 108                                                        1              150,201.19                 0.02
         109  - 120                                                       39            5,439,940.81                 0.84
         145  - 156                                                        2              266,669.59                 0.04
         157  - 168                                                        2              129,503.65                 0.02
         169  - 180                                                      171           19,646,602.09                 3.04
         205  - 216                                                        1               65,114.63                 0.01
         217  - 228                                                        5              552,842.66                 0.09
         229  - 240                                                      137           16,047,094.39                 2.48
         289  - 300                                                       14            1,703,602.40                 0.26
         325  - 336                                                       10            1,162,870.77                 0.18
         337  - 348                                                       29            3,951,714.14                 0.61
         349  - 360                                                    3,703          594,811,362.94                92.03
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================

                                                                              29
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Seasoning (months)                                   Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
           0                                                             226           39,106,866.74                 6.05
           1  -  12                                                    3,852          601,773,687.86                93.10
          13  -  24                                                       40            4,665,400.28                 0.72
          25  -  26                                                        8              801,296.31                 0.12
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Credit Score                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
         525  - 525                                                        7              815,417.81                 0.13
         526  - 550                                                      150           18,013,262.53                 2.79
         551  - 575                                                      249           31,615,759.81                 4.89
         576  - 600                                                      486           68,540,039.48                10.60
         601  - 625                                                      790          116,487,137.56                18.02
         626  - 650                                                      881          141,023,861.13                21.82
         651  - 675                                                      687          112,567,867.34                17.42
         676  - 700                                                      394           67,706,792.72                10.48
         701  - 725                                                      213           37,537,512.40                 5.81
         726  - 750                                                      126           24,015,650.57                 3.72
         751  - 775                                                       93           17,024,964.03                 2.63
         776  - 800                                                       44            9,528,009.12                 1.47
         801  - 813                                                        6            1,470,976.69                 0.23
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================

                                                                              30
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Combined LTV Ratio (%)                               Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
          15.00  -  15.00                                                  2              127,284.81                 0.02
          15.01  -  20.00                                                  8              752,969.46                 0.12
          25.01  -  30.00                                                  7              734,922.76                 0.11
          30.01  -  35.00                                                  4              395,134.83                 0.06
          35.01  -  40.00                                                 21            2,236,607.75                 0.35
          40.01  -  45.00                                                 16            2,488,519.97                 0.39
          45.01  -  50.00                                                 53            7,737,161.83                 1.20
          50.01  -  55.00                                                 56            9,086,272.83                 1.41
          55.01  -  60.00                                                 95           14,893,119.56                 2.30
          60.01  -  65.00                                                118           20,072,825.87                 3.11
          65.01  -  70.00                                                186           29,232,784.47                 4.52
          70.01  -  75.00                                                291           49,600,408.74                 7.67
          75.01  -  80.00                                                738          122,632,078.80                18.97
          80.01  -  85.00                                                555           87,002,448.35                13.46
          85.01  -  90.00                                                743          117,217,829.35                18.14
          90.01  -  95.00                                                388           55,554,828.88                 8.60
          95.01  - 100.00                                                845          126,582,052.93                19.58
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Documentation Types                                  Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
         Full Documentation                                            3,287          496,210,257.83                76.77
         Stated Income                                                   631          112,639,905.68                17.43
         Alternative Documentation                                       140           24,578,679.75                 3.80
         Lite Doc                                                         68           12,918,407.93                 2.00
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================

                                                                                                            % of Aggregate
                                                                                    Principal Balance    Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Prepayment Penalty                                    Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
         No Prepayment Penalty                                           795          109,870,135.16                17.00
         Prepayment Penalty                                            3,331          536,477,116.03                83.00
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================

                                                                              31
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Credit Grade                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
         A                                                             3,421          555,015,033.91                85.87
         B                                                               431           57,123,025.21                 8.84
         C                                                               274           34,209,192.07                 5.29
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================


                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Year of Origination                                  Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
         2002                                                             43            4,957,802.65                 0.77
         2003                                                            449           67,582,134.49                10.46
         2004                                                          3,634          573,807,314.05                88.78
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Loan Purpose                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
         Cash Out Refinance                                            2,964          470,784,050.20                72.84
         Rate/Term Refinance                                             618           96,274,244.71                14.90
         Purchase                                                        544           79,288,956.28                12.27
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================


                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Occupancy                                            Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
         Primary                                                       3,853          608,757,275.45                94.18
         Investor Non-owner                                              237           32,032,887.11                 4.96
         Second Home                                                      36            5,557,088.63                 0.86
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================

                                                                              32
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                    Principal Balance    Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Property Type                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
         Single Family                                                 3,598          559,510,279.23                86.56
         Duplex                                                          198           35,239,971.86                 5.45
         Condominium                                                     189           27,671,098.31                 4.28
         Triplex                                                          36            6,808,371.09                 1.05
         6 Units                                                          29            6,264,623.24                 0.97
         Quadruplex                                                       18            2,948,018.94                 0.46
         Townhouse                                                        22            2,474,044.63                 0.38
         5 Units                                                          14            2,386,310.59                 0.37
         Row Home                                                         15            1,283,554.33                 0.20
         8 Units                                                           4            1,215,956.10                 0.19
         7 Units                                                           3              545,022.87                 0.08
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================


                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Prepayment Penalty Term (months)                     Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
          N/A                                                            795          109,870,135.16                17.00
          12                                                             226           47,035,258.62                 7.28
          24                                                             775          125,406,070.65                19.40
          36                                                           1,612          258,811,146.01                40.04
          48                                                              10            1,878,076.13                 0.29
          60                                                             708          103,346,564.62                15.99
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================

                                                                              33
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Geographic Location                                  Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
        Alabama                                                            1               59,151.06                 0.01
        Arizona                                                          131           17,770,202.05                 2.75
        California                                                       497          115,047,725.75                17.80
        Colorado                                                          51            8,436,974.36                 1.31
        Connecticut                                                       90           14,493,674.02                 2.24
        Delaware                                                          28            3,466,160.65                 0.54
        Florida                                                          230           32,564,154.90                 5.04
        Georgia                                                           79           10,770,447.68                 1.67
        Idaho                                                              4              730,509.64                 0.11
        Illinois                                                         311           52,835,591.49                 8.17
        Indiana                                                           95           10,658,245.83                 1.65
        Iowa                                                              14            1,396,367.27                 0.22
        Kansas                                                            84           10,443,366.01                 1.62
        Kentucky                                                          56            5,930,336.48                 0.92
        Louisiana                                                          1              103,005.58                 0.02
        Maine                                                              9            1,260,040.58                 0.19
        Maryland                                                         174           26,378,289.93                 4.08
        Massachusetts                                                     66           14,873,640.86                 2.30
        Michigan                                                         256           32,752,236.71                 5.07
        Minnesota                                                         78           15,210,717.05                 2.35
        Missouri                                                         175           20,784,269.79                 3.22
        Montana                                                           22            3,232,041.60                 0.50
        Nebraska                                                          11            1,324,813.58                 0.20
        Nevada                                                            52            9,759,717.11                 1.51
        New Hampshire                                                      4              726,688.05                 0.11
        New Jersey                                                        93           17,899,156.74                 2.77
        New Mexico                                                        31            3,661,830.98                 0.57
        New York                                                         180           42,466,806.36                 6.57
        North Carolina                                                   190           23,943,494.09                 3.70
        North Dakota                                                       1              116,584.08                 0.02
        Ohio                                                             260           30,641,551.40                 4.74
        Oklahoma                                                           2              293,857.06                 0.05
        Oregon                                                            30            4,835,589.15                 0.75
        Pennsylvania                                                     252           28,746,708.93                 4.45
        Rhode Island                                                      34            7,055,794.89                 1.09
        South Carolina                                                    99           12,534,303.40                 1.94
        South Dakota                                                      43            5,262,810.43                 0.81
        (Continued on next page)

                                                                              34
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Geographic Location                                  Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
        Tennessee                                                         80            8,694,156.24                 1.35
        Texas                                                              3              335,078.20                 0.05
        Utah                                                              12            1,633,602.05                 0.25
        Virginia                                                         160           26,344,254.15                 4.08
        Washington                                                        25            5,213,533.04                 0.81
        Wisconsin                                                        111           15,545,022.79                 2.41
        Wyoming                                                            1              114,749.18                 0.02
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          4,126          646,347,251.19               100.00
        ================================================    =================    ====================    =================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Maximum Loan Rate (%) (ARMs Only)                    Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
          10.060  -  10.500                                                3              606,313.79                 0.28
          10.501  -  11.000                                                8            1,892,668.70                 0.88
          11.001  -  11.500                                               37            9,447,709.02                 4.41
          11.501  -  12.000                                              101           20,603,821.59                 9.63
          12.001  -  12.500                                              128           22,342,743.31                10.44
          12.501  -  13.000                                              288           46,800,867.63                21.86
          13.001  -  13.500                                              254           37,380,040.77                17.46
          13.501  -  14.000                                              256           36,383,890.55                17.00
          14.001  -  14.500                                              137           18,179,537.59                 8.49
          14.501  -  15.000                                               85           11,608,498.15                 5.42
          15.001  -  15.500                                               25            3,479,800.92                 1.63
          15.501  -  16.000                                               21            3,151,628.69                 1.47
          16.001  -  16.500                                                5              995,649.56                 0.47
          16.501  -  17.000                                                8            1,092,093.45                 0.51
          17.001  -  17.500                                                1               57,481.71                 0.03
          17.501  -  17.620                                                1               31,938.40                 0.01
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          1,358          214,054,683.83               100.00
        ================================================    =================    ====================    =================

                                                                              35
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Minimum Loan Rate (%) (ARMs Only)                    Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
           3.000  -   3.000                                                1              223,343.51                 0.10
           4.001  -   4.500                                                1              219,710.29                 0.10
           4.501  -   5.000                                                5            1,482,648.15                 0.69
           5.001  -   5.500                                               17            3,766,106.07                 1.76
           5.501  -   6.000                                               55           10,452,844.38                 4.88
           6.001  -   6.500                                              242           44,792,028.27                20.93
           6.501  -   7.000                                              333           55,857,441.19                26.09
           7.001  -   7.500                                              266           39,657,754.76                18.53
           7.501  -   8.000                                              233           31,314,573.32                14.63
           8.001  -   8.500                                               95           11,473,266.74                 5.36
           8.501  -   9.000                                               82           12,470,238.72                 5.83
           9.001  -   9.500                                               12            1,137,037.69                 0.53
           9.501  -  10.000                                                9              755,862.91                 0.35
          10.001  -  10.500                                                3              284,318.40                 0.13
          10.501  -  11.000                                                3              135,571.03                 0.06
          11.501  -  11.620                                                1               31,938.40                 0.01
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          1,358          214,054,683.83               100.00
        ================================================    =================    ====================    =================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Gross Margin (%) (ARMs Only)                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
           3.000  -   3.000                                                1              223,343.51                 0.10
           4.001  -   4.500                                                2              565,710.95                 0.26
           4.501  -   5.000                                               21            4,799,515.49                 2.24
           5.001  -   5.500                                               46            8,707,270.90                 4.07
           5.501  -   6.000                                               63           11,975,796.97                 5.59
           6.001  -   6.500                                              686          106,385,884.44                49.70
           6.501  -   7.000                                              198           32,131,490.55                15.01
           7.001  -   7.500                                              157           22,422,341.46                10.48
           7.501  -   8.000                                              102           13,532,664.85                 6.32
           8.001  -   8.500                                               28            3,646,813.04                 1.70
           8.501  -   9.000                                               46            8,889,466.43                 4.15
           9.001  -   9.500                                                6              631,782.75                 0.30
          10.001  -  10.500                                                1               85,120.78                 0.04
          10.501  -  10.790                                                1               57,481.71                 0.03
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          1,358          214,054,683.83               100.00
        ================================================    =================    ====================    =================

                                                                              36
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                    Principal Balance    Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Initial Rate Cap (%) (ARMs Only)                      Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
           1.000                                                           3              417,033.45                 0.19
           1.500                                                          18            3,132,716.20                 1.46
           2.000                                                           3              429,586.10                 0.20
           2.450                                                           1              165,374.93                 0.08
           3.000                                                       1,333          209,909,973.15                98.06
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          1,358          214,054,683.83               100.00
        ================================================    =================    ====================    =================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Periodic Rate Cap (%) (ARMs Only)                    Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
           1.000                                                         743          118,281,251.92                55.26
           1.500                                                         592           90,280,113.87                42.18
           3.000                                                          23            5,493,318.04                 2.57
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          1,358          214,054,683.83               100.00
        ================================================    =================    ====================    =================

                                                                                                            % of Aggregate
                                                                                    Principal Balance    Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Months to Next Adjustment (months) (ARMs Only)        Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    -----------------
           1  -   6                                                       16            1,757,851.43                 0.82
           7  -  12                                                        8            1,671,025.77                 0.78
          13  -  18                                                       60            9,788,188.34                 4.57
          19  -  24                                                    1,188          187,239,176.24                87.47
          25  -  30                                                        4              447,547.76                 0.21
          31  -  36                                                       82           13,150,894.29                 6.14
        ------------------------------------------------    -----------------    --------------------    -----------------
        Total                                                          1,358          214,054,683.83               100.00
        ================================================    =================    ====================    =================

                                                                              37
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                        Group I Mortgage Loan Statistics

                             As of the Cut-off Date

       Total Outstanding Principal Balance:                $432,292,567
       Number Of Loans:                                           2,768

                                                                                        Minimum         Maximum
       Average Outstanding Principal Balance:                $156,175                   $20,256        $698,126
       Average Original Loan Amount:                         $156,723                   $20,400        $700,000

       Weighted Average Current Loan Rate:                      6.709  %                  4.430          12.750  %

       Weighted Average Original Term:                            342  months                60             360  months
       Weighted Average Remaining Term:                           340  months                44             360  months
       Weighted Average Seasoning:                                  2  months                 0              26  months

       Weighted Average Credit Score:                             649                       525             813
       Weighted Average Combined LTV Ratio:                     82.75  %                  15.00          100.00  %

       Origination Date:                                                        Apr 01, 2002               May 24, 2004
       First Pay Date:                                                          May 05, 2002               Jul 01, 2004
       Maturity Date:                                                           Feb 11, 2008               Jun 01, 2034

       Top Property State Concentrations:       19.40 %  California,  7.74 %  New York,  6.70 %  Illinois
       Maximum Zip Code Concentration ($):      0.32 %  92336


                                                                              38
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Product Type                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Fixed Rate 30 Year                                            2,383          385,742,833.00                 89.23
         Fixed Rate 15 Year                                              155           18,637,343.67                  4.31
         Fixed Rate 20-24 Year                                           143           16,665,051.68                  3.86
         Balloon 10 Year                                                  26            4,571,400.53                  1.06
         Balloon 5 Year                                                   12            2,419,731.93                  0.56
         Fixed Rate 25-29 Year                                            15            1,832,033.42                  0.42
         Balloon 15 Year                                                  20            1,405,431.66                  0.33
         Fixed Rate 10 Year                                               14            1,018,741.47                  0.24
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Rate Type                                            Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Fixed Rate                                                    2,768          432,292,567.36                100.00
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                    Principal Balance    Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Amortization Type                                     Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Fully Amortizing                                              2,710          423,896,003.24                 98.06
         Balloon                                                          58            8,396,564.12                  1.94
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                    Principal Balance    Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Delinquency                                           Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Current                                                       2,765          431,812,344.80                 99.89
         30-59 Days Delinquent                                             3              480,222.56                  0.11
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                              39
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                    Principal Balance    Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Lien Position                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         First Lien                                                    2,731          430,372,217.53                 99.56
         Second Lien                                                      37            1,920,349.83                  0.44
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Principal Balance ($)                                 Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
            20,256  -    50,000                                           77            3,192,224.42                  0.74
            50,001  -   100,000                                          734           56,875,267.68                 13.16
           100,001  -   150,000                                          807           99,931,068.13                 23.12
           150,001  -   200,000                                          487           84,681,086.67                 19.59
           200,001  -   250,000                                          293           65,619,389.55                 15.18
           250,001  -   300,000                                          154           41,899,593.73                  9.69
           300,001  -   350,000                                           97           31,339,110.75                  7.25
           350,001  -   400,000                                           75           28,166,684.19                  6.52
           400,001  -   450,000                                           24           10,108,008.10                  2.34
           450,001  -   500,000                                           11            5,196,079.56                  1.20
           500,001  -   550,000                                            3            1,599,086.14                  0.37
           550,001  -   600,000                                            3            1,741,880.84                  0.40
           600,001  -   650,000                                            2            1,244,961.34                  0.29
           650,001  -   698,126                                            1              698,126.26                  0.16
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                              40
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Current Mortgage Rate (%)                             Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
          4.430  -  4.500                                                  1              127,947.15                  0.03
          4.501  -  5.000                                                 41            8,867,482.25                  2.05
          5.001  -  5.500                                                101           25,358,836.88                  5.87
          5.501  -  6.000                                                360           72,517,388.01                 16.78
          6.001  -  6.500                                                479           84,743,149.31                 19.60
          6.501  -  7.000                                                700          108,860,662.02                 25.18
          7.001  -  7.500                                                486           65,564,864.22                 15.17
          7.501  -  8.000                                                360           43,493,549.87                 10.06
          8.001  -  8.500                                                104           11,335,136.58                  2.62
          8.501  -  9.000                                                 74            7,170,299.79                  1.66
          9.001  -  9.500                                                 29            2,399,966.67                  0.56
          9.501  - 10.000                                                 17              922,209.46                  0.21
         10.001  - 10.500                                                  7              444,703.60                  0.10
         10.501  - 11.000                                                  4              300,052.27                  0.07
         11.001  - 11.500                                                  3              118,942.17                  0.03
         11.501  - 12.000                                                  1               37,384.37                  0.01
         12.501  - 12.750                                                  1               29,992.74                  0.01
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Remaining Term (months)                               Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
          44  -  48                                                        1               82,919.40                  0.02
          49  -  60                                                       11            2,336,812.53                  0.54
          97  - 108                                                        1              150,201.19                  0.03
         109  - 120                                                       39            5,439,940.81                  1.26
         145  - 156                                                        2              266,669.59                  0.06
         157  - 168                                                        2              129,503.65                  0.03
         169  - 180                                                      171           19,646,602.09                  4.54
         205  - 216                                                        1               65,114.63                  0.02
         217  - 228                                                        5              552,842.66                  0.13
         229  - 240                                                      137           16,047,094.39                  3.71
         289  - 300                                                       14            1,703,602.40                  0.39
         325  - 336                                                        4              401,329.04                  0.09
         337  - 348                                                        9            1,051,205.23                  0.24
         349  - 360                                                    2,371          384,418,729.75                 88.93
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================


                                                                              41
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Seasoning (months)                                    Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           0                                                             158           27,425,274.94                  6.34
           1  -  12                                                    2,586          402,295,938.05                 93.06
          13  -  24                                                       20            2,111,828.05                  0.49
          25  -  26                                                        4              459,526.32                  0.11
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Credit Score                                          Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         525  - 525                                                        3              383,029.89                  0.09
         526  - 550                                                       83            9,372,633.50                  2.17
         551  - 575                                                      158           18,356,980.92                  4.25
         576  - 600                                                      317           43,499,982.12                 10.06
         601  - 625                                                      533           76,273,482.39                 17.64
         626  - 650                                                      586           92,654,819.66                 21.43
         651  - 675                                                      462           75,689,057.80                 17.51
         676  - 700                                                      278           48,742,527.65                 11.28
         701  - 725                                                      152           28,131,839.82                  6.51
         726  - 750                                                       89           17,944,812.15                  4.15
         751  - 775                                                       69           13,174,211.01                  3.05
         776  - 800                                                       33            6,807,794.59                  1.57
         801  - 813                                                        5            1,261,395.86                  0.29
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                              42
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Combined LTV Ratio (%)                                Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
          15.00  -  15.00                                                  2              127,284.81                  0.03
          15.01  -  20.00                                                  6              648,637.23                  0.15
          25.01  -  30.00                                                  7              734,922.76                  0.17
          30.01  -  35.00                                                  4              395,134.83                  0.09
          35.01  -  40.00                                                 14            1,239,971.19                  0.29
          40.01  -  45.00                                                 14            2,343,895.89                  0.54
          45.01  -  50.00                                                 44            6,343,790.85                  1.47
          50.01  -  55.00                                                 44            6,613,961.58                  1.53
          55.01  -  60.00                                                 76           11,361,578.26                  2.63
          60.01  -  65.00                                                 96           16,545,389.72                  3.83
          65.01  -  70.00                                                141           22,867,385.66                  5.29
          70.01  -  75.00                                                209           35,698,555.98                  8.26
          75.01  -  80.00                                                498           83,825,880.69                 19.39
          80.01  -  85.00                                                339           53,290,205.94                 12.33
          85.01  -  90.00                                                475           74,220,045.03                 17.17
          90.01  -  95.00                                                273           38,456,238.04                  8.90
          95.01  - 100.00                                                526           77,579,688.90                 17.95
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Documentation Types                                  Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Full Documentation                                            2,273          341,590,149.24                 79.02
         Stated Income                                                   381           70,868,880.51                 16.39
         Lite Doc                                                         52           10,600,577.91                  2.45
         Alternative Documentation                                        62            9,232,959.70                  2.14
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Prepayment Penalty Status                            Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         No Prepayment Penalty                                           411           53,787,013.73                 12.44
         Prepayment Penalty                                            2,357          378,505,553.63                 87.56
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                              43
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Credit Grade                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        A                                                              2,331          378,154,886.21                 87.48
        B                                                                287           36,241,740.25                  8.38
        C                                                                150           17,895,940.90                  4.14
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Year of Origination                                   Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         2002                                                             19            2,062,460.43                  0.48
         2003                                                            249           36,647,209.11                  8.48
         2004                                                          2,500          393,582,897.82                 91.05
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Loan Purpose                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Cash Out Refinance                                            2,094          329,460,601.67                 76.21
         Rate/Term Refinance                                             440           68,163,681.79                 15.77
        Purchase                                                         234           34,668,283.90                  8.02
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Occupancy                                             Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Primary                                                       2,590          409,765,878.45                 94.79
         Investor Non-owner                                              158           19,954,206.92                  4.62
         Second Home                                                      20            2,572,481.99                  0.60
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                              44
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Property Type                                        Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Single Family                                                 2,445          378,964,653.93                 87.66
         Duplex                                                          136           24,127,499.25                  5.58
         Condominium                                                     100           14,499,171.38                  3.35
         6 Units                                                          22            4,285,425.29                  0.99
         Triplex                                                          21            4,057,203.60                  0.94
         5 Units                                                          13            2,150,202.68                  0.50
         Townhouse                                                        13            1,550,947.39                  0.36
         Quadruplex                                                        6              914,488.49                  0.21
         Row Home                                                          7              604,221.89                  0.14
         8 Units                                                           2              593,730.59                  0.14
         7 Units                                                           3              545,022.87                  0.13
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Prepayment Penalty Term (months)                      Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
          N/A                                                            411           53,787,013.73                 12.44
          12                                                             148           30,347,009.75                  7.02
          24                                                             113           18,736,582.57                  4.33
          36                                                           1,396          226,719,926.91                 52.45
          48                                                              10            1,878,076.13                  0.43
          60                                                             690          100,823,958.27                 23.32
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================


                                                                              45
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                    Principal Balance    Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Geographic Location                                   Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        Arizona                                                           73            9,777,540.96                  2.26
        California                                                       359           83,843,827.52                 19.40
        Colorado                                                          28            4,353,840.94                  1.01
        Connecticut                                                       79           12,728,626.19                  2.94
        Delaware                                                          27            3,196,850.42                  0.74
        Florida                                                          180           25,032,566.33                  5.79
        Georgia                                                           52            6,985,518.69                  1.62
        Idaho                                                              2              397,869.85                  0.09
        Illinois                                                         177           28,954,487.20                  6.70
        Indiana                                                           67            7,571,741.66                  1.75
        Iowa                                                              12            1,297,931.68                  0.30
        Kansas                                                            44            5,404,132.72                  1.25
        Kentucky                                                          46            4,687,735.07                  1.08
        Louisiana                                                          1              103,005.58                  0.02
        Maine                                                              6              883,464.39                  0.20
        Maryland                                                         131           19,991,456.70                  4.62
        Massachusetts                                                     52           11,538,086.23                  2.67
        Michigan                                                         111           12,494,714.73                  2.89
        Minnesota                                                         58           11,441,676.52                  2.65
        Missouri                                                          86           10,178,130.79                  2.35
        Montana                                                           10            1,847,437.06                  0.43
        Nebraska                                                           9            1,127,194.59                  0.26
        Nevada                                                            37            6,306,637.69                  1.46
        New Hampshire                                                      2              376,747.54                  0.09
        New Jersey                                                        60           10,689,763.03                  2.47
        New Mexico                                                        27            3,119,231.29                  0.72
        New York                                                         144           33,449,835.23                  7.74
        North Carolina                                                   112           13,273,779.33                  3.07
        Ohio                                                             212           24,650,155.18                  5.70
        Oklahoma                                                           2              293,857.06                  0.07
        Oregon                                                            24            3,715,898.65                  0.86
        Pennsylvania                                                     183           21,643,396.65                  5.01
        Rhode Island                                                      29            5,735,063.92                  1.33
        South Carolina                                                    72            8,809,522.05                  2.04
        South Dakota                                                      10            1,245,762.48                  0.29
        Tennessee                                                         56            5,821,926.70                  1.35
        Texas                                                              3              335,078.20                  0.08
        Utah                                                               9            1,245,316.98                  0.29
        (Continued on next page)

                                                                              46
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Geographic Location                                  Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        Virginia                                                         136           21,894,123.18                  5.06
        Washington                                                        12            2,144,147.83                  0.50
        Wisconsin                                                         27            3,589,739.37                  0.83
        Wyoming                                                            1              114,749.18                  0.03
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          2,768          432,292,567.36                100.00
        ================================================    =================    ====================    ==================

                                                                              47
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                        Group II Mortgage Loan Statistics

                             As of the Cut-off Date

      Total Outstanding Principal Balance:                 $214,054,684
      Number Of Loans:                                            1,358
                                                                                          Minimum          Maximum
      Average Outstanding Principal Balance:                    $157,625                   $24,874         $693,652
      Average Original Loan Amount:                             $158,162                   $25,000         $696,000

      Weighted Average Current Loan Rate:                          6.781  %                  4.060           11.620  %

      Arm Characteristics:
      Weighted Average Gross Margin:                               6.697  %                  3.000           10.790  %
      Weighted Average Maximum Loan Rate:                         13.186  %                 10.060           17.620  %
      Weighted Average Minimum Loan Rate:                          7.081  %                  3.000           11.620  %
      Weighted Average Initial Rate Cap:                           2.972  %                  1.000            3.000  %
      Weighted Average Periodic Rate Cap:                          1.262  %                  1.000            3.000  %
      Weighted Average Months To Next Adjustment:                     22  months                 1               36  months

      Weighted Average Original Term:                                360  months               360              360  months
      Weighted Average Remaining Term:                               357  months               334              360  months
      Weighted Average Seasoning:                                      3  months                 0               26  months

      Weighted Average Credit Score:                                 637                       525              801
      Weighted Average Combined LTV Ratio:                         85.75  %                  18.64           100.00  %

      Origination Date:                                                           Mar 08, 2002               May 28, 2004
      First Pay Date:                                                             May 01, 2002               Jul 01, 2004
      Maturity Date:                                                              Apr 01, 2032               Jun 01, 2034

      Top Property State Concentrations ($):                    14.58 %  California,  11.16 %  Illinois,  9.46 %  Michigan
      Maximum Zip Code Concentration ($):                       0.56 %  60632

                                                                              48
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Product Type                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         2/28 6 Mo LIBOR ARM                                           1,266          199,794,796.12                 93.34
         3/27 6 Mo LIBOR ARM                                              92           14,259,887.71                  6.66
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Rate Type                                            Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        ARM                                                            1,358          214,054,683.83                100.00
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Amortization Type                                    Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Fully Amortizing                                              1,358          214,054,683.83                100.00
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Delinquency                                           Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        Current                                                        1,358          214,054,683.83                100.00
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Lien Position                                        Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         First Lien                                                    1,358          214,054,683.83                100.00
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                              49
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Principal Balance ($)                                 Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
            24,874  -    50,000                                           25            1,016,521.61                  0.47
            50,001  -   100,000                                          340           26,005,847.75                 12.15
           100,001  -   150,000                                          383           47,733,241.35                 22.30
           150,001  -   200,000                                          288           49,801,076.04                 23.27
           200,001  -   250,000                                          154           34,273,747.79                 16.01
           250,001  -   300,000                                           77           21,045,403.16                  9.83
           300,001  -   350,000                                           46           14,891,412.67                  6.96
           350,001  -   400,000                                           26            9,743,534.45                  4.55
           400,001  -   450,000                                            8            3,386,268.66                  1.58
           450,001  -   500,000                                            2              974,151.39                  0.46
           500,001  -   550,000                                            2            1,022,158.60                  0.48
           550,001  -   600,000                                            6            3,467,668.36                  1.62
           650,001  -   693,652                                            1              693,652.00                  0.32
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Current Mortgage Rate (%)                             Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
          4.060  -  4.500                                                  3              606,313.79                  0.28
          4.501  -  5.000                                                  8            1,790,075.14                  0.84
          5.001  -  5.500                                                 39            8,919,830.07                  4.17
          5.501  -  6.000                                                194           35,349,965.78                 16.51
          6.001  -  6.500                                                258           42,528,391.29                 19.87
          6.501  -  7.000                                                327           54,256,163.27                 25.35
          7.001  -  7.500                                                193           29,659,930.81                 13.86
          7.501  -  8.000                                                181           24,508,575.11                 11.45
          8.001  -  8.500                                                 88           10,012,876.44                  4.68
          8.501  -  9.000                                                 45            4,709,616.45                  2.20
          9.001  -  9.500                                                  6              505,254.94                  0.24
          9.501  - 10.000                                                  9              755,862.91                  0.35
         10.001  - 10.500                                                  3              256,679.33                  0.12
         10.501  - 11.000                                                  2               78,089.32                  0.04
         11.001  - 11.500                                                  1               85,120.78                  0.04
         11.501  - 11.620                                                  1               31,938.40                  0.01
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                              50
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Remaining Term (months)                               Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         334  - 336                                                        6              761,541.73                  0.36
         337  - 348                                                       20            2,900,508.91                  1.36
         349  - 360                                                    1,332          210,392,633.19                 98.29
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Seasoning (months)                                    Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           0                                                              68           11,681,591.80                  5.46
           1  -  12                                                    1,266          199,477,749.81                 93.19
          13  -  24                                                       20            2,553,572.23                  1.19
          25  -  26                                                        4              341,769.99                  0.16
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Credit Score                                          Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         525  - 525                                                        4              432,387.92                  0.20
         526  - 550                                                       67            8,640,629.03                  4.04
         551  - 575                                                       91           13,258,778.89                  6.19
         576  - 600                                                      169           25,040,057.36                 11.70
         601  - 625                                                      257           40,213,655.17                 18.79
         626  - 650                                                      295           48,369,041.47                 22.60
         651  - 675                                                      225           36,878,809.54                 17.23
         676  - 700                                                      116           18,964,265.07                  8.86
         701  - 725                                                       61            9,405,672.58                  4.39
         726  - 750                                                       37            6,070,838.42                  2.84
         751  - 775                                                       24            3,850,753.02                  1.80
         776  - 800                                                       11            2,720,214.53                  1.27
         801  - 801                                                        1              209,580.83                  0.10
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                              51
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Combined LTV Ratio (%)                                Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
          18.64  -  20.00                                                  2              104,332.23                  0.05
          35.01  -  40.00                                                  7              996,636.56                  0.47
          40.01  -  45.00                                                  2              144,624.08                  0.07
          45.01  -  50.00                                                  9            1,393,370.98                  0.65
          50.01  -  55.00                                                 12            2,472,311.25                  1.15
          55.01  -  60.00                                                 19            3,531,541.30                  1.65
          60.01  -  65.00                                                 22            3,527,436.15                  1.65
          65.01  -  70.00                                                 45            6,365,398.81                  2.97
          70.01  -  75.00                                                 82           13,901,852.76                  6.49
          75.01  -  80.00                                                240           38,806,198.11                 18.13
          80.01  -  85.00                                                216           33,712,242.41                 15.75
          85.01  -  90.00                                                268           42,997,784.32                 20.09
          90.01  -  95.00                                                115           17,098,590.84                  7.99
          95.01  - 100.00                                                319           49,002,364.03                 22.89
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Documentation Types                                  Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Full Documentation                                            1,014          154,620,108.59                 72.23
         Stated Income                                                   250           41,771,025.17                 19.51
         Alternative Documentation                                        78           15,345,720.05                  7.17
         Lite Doc                                                         16            2,317,830.02                  1.08
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Prepayment Penalty Status                            Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         No Prepayment Penalty                                           384           56,083,121.43                 26.20
         Prepayment Penalty                                              974          157,971,562.40                 73.80
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                              52
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Credit Grade                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        A                                                              1,090          176,860,147.70                 82.62
        B                                                                144           20,881,284.96                  9.76
        C                                                                124           16,313,251.17                  7.62
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Year of Origination                                   Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         2002                                                             24            2,895,342.22                  1.35
         2003                                                            200           30,934,925.38                 14.45
         2004                                                          1,134          180,224,416.23                 84.20
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Loan Purpose                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Cash Out Refinance                                              870          141,323,448.53                 66.02
         Purchase                                                        310           44,620,672.38                 20.85
         Rate/Term Refinance                                             178           28,110,562.92                 13.13
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Occupancy                                             Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Primary                                                       1,263          198,991,397.00                 92.96
         Investor Non-owner                                               79           12,078,680.19                  5.64
         Second Home                                                      16            2,984,606.64                  1.39
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                              53
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Property Type                                        Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Single Family                                                 1,153          180,545,625.30                 84.35
         Condominium                                                      89           13,171,926.93                  6.15
         Duplex                                                           62           11,112,472.61                  5.19
         Triplex                                                          15            2,751,167.49                  1.29
         Quadruplex                                                       12            2,033,530.45                  0.95
         6 Units                                                           7            1,979,197.95                  0.92
         Townhouse                                                         9              923,097.24                  0.43
         Row Home                                                          8              679,332.44                  0.32
         8 Units                                                           2              622,225.51                  0.29
         5 Units                                                           1              236,107.91                  0.11
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Prepayment Penalty Term (months)                      Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
          N/A                                                            384           56,083,121.43                 26.20
          12                                                              78           16,688,248.87                  7.80
          24                                                             662          106,669,488.08                 49.83
          36                                                             216           32,091,219.10                 14.99
          60                                                              18            2,522,606.35                  1.18
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                              54
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Geographic Location                                  Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        Alabama                                                            1               59,151.06                  0.03
        Arizona                                                           58            7,992,661.09                  3.73
        California                                                       138           31,203,898.23                 14.58
        Colorado                                                          23            4,083,133.42                  1.91
        Connecticut                                                       11            1,765,047.83                  0.82
        Delaware                                                           1              269,310.23                  0.13
        Florida                                                           50            7,531,588.57                  3.52
        Georgia                                                           27            3,784,928.99                  1.77
        Idaho                                                              2              332,639.79                  0.16
        Illinois                                                         134           23,881,104.29                 11.16
        Indiana                                                           28            3,086,504.17                  1.44
        Iowa                                                               2               98,435.59                  0.05
        Kansas                                                            40            5,039,233.29                  2.35
        Kentucky                                                          10            1,242,601.41                  0.58
        Maine                                                              3              376,576.19                  0.18
        Maryland                                                          43            6,386,833.23                  2.98
        Massachusetts                                                     14            3,335,554.63                  1.56
        Michigan                                                         145           20,257,521.98                  9.46
        Minnesota                                                         20            3,769,040.53                  1.76
        Missouri                                                          89           10,606,139.00                  4.95
        Montana                                                           12            1,384,604.54                  0.65
        Nebraska                                                           2              197,618.99                  0.09
        Nevada                                                            15            3,453,079.42                  1.61
        New Hampshire                                                      2              349,940.51                  0.16
        New Jersey                                                        33            7,209,393.71                  3.37
        New Mexico                                                         4              542,599.69                  0.25
        New York                                                          36            9,016,971.13                  4.21
        North Carolina                                                    78           10,669,714.76                  4.98
        North Dakota                                                       1              116,584.08                  0.05
        Ohio                                                              48            5,991,396.22                  2.80
        Oregon                                                             6            1,119,690.50                  0.52
        Pennsylvania                                                      69            7,103,312.28                  3.32
        Rhode Island                                                       5            1,320,730.97                  0.62
        South Carolina                                                    27            3,724,781.35                  1.74
        South Dakota                                                      33            4,017,047.95                  1.88
        Tennessee                                                         24            2,872,229.54                  1.34
        Utah                                                               3              388,285.07                  0.18
        Virginia                                                          24            4,450,130.97                  2.08
        (Continued on next page)

                                                                              55
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Geographic Location                                  Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        Washington                                                        13            3,069,385.21                  1.43
        Wisconsin                                                         84           11,955,283.42                  5.59
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Maximum Loan Rate (%) (ARMs Only)                     Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
          10.060  -  10.500                                                3              606,313.79                  0.28
          10.501  -  11.000                                                8            1,892,668.70                  0.88
          11.001  -  11.500                                               37            9,447,709.02                  4.41
          11.501  -  12.000                                              101           20,603,821.59                  9.63
          12.001  -  12.500                                              128           22,342,743.31                 10.44
          12.501  -  13.000                                              288           46,800,867.63                 21.86
          13.001  -  13.500                                              254           37,380,040.77                 17.46
          13.501  -  14.000                                              256           36,383,890.55                 17.00
          14.001  -  14.500                                              137           18,179,537.59                  8.49
          14.501  -  15.000                                               85           11,608,498.15                  5.42
          15.001  -  15.500                                               25            3,479,800.92                  1.63
          15.501  -  16.000                                               21            3,151,628.69                  1.47
          16.001  -  16.500                                                5              995,649.56                  0.47
          16.501  -  17.000                                                8            1,092,093.45                  0.51
          17.001  -  17.500                                                1               57,481.71                  0.03
          17.501  -  17.620                                                1               31,938.40                  0.01
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                              56
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Minimum Loan Rate (%) (ARMs Only)                     Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           3.000  -   3.000                                                1              223,343.51                  0.10
           4.001  -   4.500                                                1              219,710.29                  0.10
           4.501  -   5.000                                                5            1,482,648.15                  0.69
           5.001  -   5.500                                               17            3,766,106.07                  1.76
           5.501  -   6.000                                               55           10,452,844.38                  4.88
           6.001  -   6.500                                              242           44,792,028.27                 20.93
           6.501  -   7.000                                              333           55,857,441.19                 26.09
           7.001  -   7.500                                              266           39,657,754.76                 18.53
           7.501  -   8.000                                              233           31,314,573.32                 14.63
           8.001  -   8.500                                               95           11,473,266.74                  5.36
           8.501  -   9.000                                               82           12,470,238.72                  5.83
           9.001  -   9.500                                               12            1,137,037.69                  0.53
           9.501  -  10.000                                                9              755,862.91                  0.35
          10.001  -  10.500                                                3              284,318.40                  0.13
          10.501  -  11.000                                                3              135,571.03                  0.06
          11.501  -  11.620                                                1               31,938.40                  0.01
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Gross Margin (%) (ARMs Only)                          Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           3.000  -   3.000                                                1              223,343.51                  0.10
           4.001  -   4.500                                                2              565,710.95                  0.26
           4.501  -   5.000                                               21            4,799,515.49                  2.24
           5.001  -   5.500                                               46            8,707,270.90                  4.07
           5.501  -   6.000                                               63           11,975,796.97                  5.59
           6.001  -   6.500                                              686          106,385,884.44                 49.70
           6.501  -   7.000                                              198           32,131,490.55                 15.01
           7.001  -   7.500                                              157           22,422,341.46                 10.48
           7.501  -   8.000                                              102           13,532,664.85                  6.32
           8.001  -   8.500                                               28            3,646,813.04                  1.70
           8.501  -   9.000                                               46            8,889,466.43                  4.15
           9.001  -   9.500                                                6              631,782.75                  0.30
          10.001  -  10.500                                                1               85,120.78                  0.04
          10.501  -  10.790                                                1               57,481.71                  0.03
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                              57
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Initial Rate Cap (%) (ARMs Only)                      Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           1.000                                                           3              417,033.45                  0.19
           1.500                                                          18            3,132,716.20                  1.46
           2.000                                                           3              429,586.10                  0.20
           2.450                                                           1              165,374.93                  0.08
           3.000                                                       1,333          209,909,973.15                 98.06
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Periodic Rate Cap (%) (ARMs Only)                     Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           1.000                                                         743          118,281,251.92                 55.26
           1.500                                                         592           90,280,113.87                 42.18
           3.000                                                          23            5,493,318.04                  2.57
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                                                          % of Aggregate
                                                                                  Principal Balance    Principal Balance
                                                                 Number of       Outstanding as of     Outstanding as of
        Months to Next Adjustment (months) (ARMs Only)      Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           1  -   6                                                       16            1,757,851.43                  0.82
           7  -  12                                                        8            1,671,025.77                  0.78
          13  -  18                                                       60            9,788,188.34                  4.57
          19  -  24                                                    1,188          187,239,176.24                 87.47
          25  -  30                                                        4              447,547.76                  0.21
          31  -  36                                                       82           13,150,894.29                  6.14
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,358          214,054,683.83                100.00
        ================================================    =================    ====================    ==================

                                                                              58
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                       Group II-A Mortgage Loan Statistics

                             As of the Cut-off Date

       Total Outstanding Principal Balance:                $179,385,763
       Number Of Loans:                                           1,214

                                                                                          Minimum          Maximum
       Average Outstanding Principal Balance:                   $147,764                   $24,874         $419,069
       Average Original Loan Amount:                            $148,257                   $25,000         $420,160

       Weighted Average Current Loan Rate:                         6.799  %                  4.060           11.620  %

       Arm Characteristics:
       Weighted Average Gross Margin:                              6.578  %                  3.000            8.000  %
       Weighted Average Maximum Loan Rate:                        13.122  %                 10.060           17.620  %
       Weighted Average Minimum Loan Rate:                         7.003  %                  3.000           11.620  %
       Weighted Average Initial Rate Cap:                          2.971  %                  1.000            3.000  %
       Weighted Average Periodic Rate Cap:                         1.220  %                  1.000            1.500  %
       Weighted Average Months To Roll:                               22  months                 1               36  months

       Weighted Average Original Term:                               360  months               360              360  months
       Weighted Average Remaining Term:                              357  months               334              360  months
       Weighted Average Seasoning:                                     3  months                 0               26  months

       Weighted Average Credit Score:                                638                       525              801
       Weighted Average Combined LTV Ratio:                        86.84  %                  18.64           100.00  %

       Origination Date:                                                                Mar 08, 2002               May 28, 2004
       First Pay Date:                                                                  May 01, 2002               Jul 01, 2004
       Maturity Date:                                                                   Apr 01, 2032               Jun 01, 2034

       Top Property State Concentrations ($):                    14.64 %  California,  11.87 %  Illinois,  8.98 %  Michigan
       Maximum Zip Code Concentration ($):                       0.67 %  60632

                                                                              59
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Product Type                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         2/28 6 Mo LIBOR ARM                                           1,133          167,058,501.29                 93.13
         3/27 6 Mo LIBOR ARM                                              81           12,327,261.68                  6.87
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                    Principal Balance    Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Rate Type                                             Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        ARM                                                            1,214          179,385,762.97                100.00
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                    Principal Balance    Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Amortization Type                                     Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Fully Amortizing                                              1,214          179,385,762.97                100.00
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Delinquency                                           Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        Current                                                        1,214          179,385,762.97                100.00
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Lien Position                                        Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         First Lien                                                    1,214          179,385,762.97                100.00
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                              60
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Principal Balance ($)                                 Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
            24,874  -    50,000                                           24              966,810.00                  0.54
            50,001  -   100,000                                          311           23,949,431.77                 13.35
           100,001  -   150,000                                          360           44,832,464.53                 24.99
           150,001  -   200,000                                          269           46,500,945.38                 25.92
           200,001  -   250,000                                          140           31,147,447.36                 17.36
           250,001  -   300,000                                           74           20,230,652.06                 11.28
           300,001  -   350,000                                           30            9,541,173.34                  5.32
           350,001  -   400,000                                            5            1,797,769.89                  1.00
           400,001  -   419,069                                            1              419,068.64                  0.23
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Current Mortgage Rate (%)                             Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
          4.060  -  4.500                                                  3              606,313.79                  0.34
          4.501  -  5.000                                                  6            1,017,713.81                  0.57
          5.001  -  5.500                                                 32            5,823,732.30                  3.25
          5.501  -  6.000                                                169           27,354,384.53                 15.25
          6.001  -  6.500                                                242           38,021,200.79                 21.20
          6.501  -  7.000                                                302           46,824,618.83                 26.10
          7.001  -  7.500                                                172           24,915,067.86                 13.89
          7.501  -  8.000                                                166           22,417,302.66                 12.50
          8.001  -  8.500                                                 69            7,561,112.25                  4.22
          8.501  -  9.000                                                 35            3,539,846.17                  1.97
          9.001  -  9.500                                                  6              505,254.94                  0.28
          9.501  - 10.000                                                  7              489,989.70                  0.27
         10.001  - 10.500                                                  2              199,197.62                  0.11
         10.501  - 11.000                                                  2               78,089.32                  0.04
         11.501  - 11.620                                                  1               31,938.40                  0.02
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                              61
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Remaining Term (months)                               Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         334  - 336                                                        3              368,292.59                  0.21
         337  - 348                                                       13            1,555,525.76                  0.87
         349  - 360                                                    1,198          177,461,944.62                 98.93
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Seasoning (months)                                    Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           0                                                              60            9,747,551.28                  5.43
           1  -  12                                                    1,139          167,961,634.03                 93.63
          13  -  24                                                       13            1,479,908.08                  0.82
          25  -  26                                                        2              196,669.58                  0.11
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Credit Score                                          Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         525  - 525                                                        3              247,634.50                  0.14
         526  - 550                                                       53            6,961,355.45                  3.88
         551  - 575                                                       81           11,391,674.25                  6.35
         576  - 600                                                      157           21,677,355.60                 12.08
         601  - 625                                                      231           33,136,858.10                 18.47
         626  - 650                                                      256           38,475,370.31                 21.45
         651  - 675                                                      205           31,747,428.90                 17.70
         676  - 700                                                      109           16,621,999.00                  9.27
         701  - 725                                                       55            8,127,586.09                  4.53
         726  - 750                                                       36            6,005,685.58                  3.35
         751  - 775                                                       18            2,541,582.39                  1.42
         776  - 800                                                        9            2,241,651.97                  1.25
         801  - 801                                                        1              209,580.83                  0.12
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================


                                                                              62
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Combined LTV Ratio (%)                                Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
          18.64  -  20.00                                                  1               54,620.62                  0.03
          35.01  -  40.00                                                  5              556,886.72                  0.31
          40.01  -  45.00                                                  2              144,624.08                  0.08
          45.01  -  50.00                                                  7              932,495.23                  0.52
          50.01  -  55.00                                                  8              852,892.65                  0.48
          55.01  -  60.00                                                 15            2,026,822.04                  1.13
          60.01  -  65.00                                                 20            2,880,680.57                  1.61
          65.01  -  70.00                                                 32            3,873,096.20                  2.16
          70.01  -  75.00                                                 67           10,021,955.35                  5.59
          75.01  -  80.00                                                213           32,138,528.86                 17.92
          80.01  -  85.00                                                199           29,301,031.96                 16.33
          85.01  -  90.00                                                248           37,429,827.88                 20.87
          90.01  -  95.00                                                104           14,839,009.71                  8.27
          95.01  - 100.00                                                293           44,333,291.10                 24.71
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Documentation Types                                   Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Full Documentation                                              914          133,117,935.96                 74.21
         Stated Income                                                   218           33,877,766.99                 18.89
         Alternative Documentation                                        68           10,570,348.99                  5.89
         Lite Doc                                                         14            1,819,711.03                  1.01
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Prepayment Penalty Status                             Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         No Prepayment Penalty                                           358           48,172,898.44                 26.85
         Prepayment Penalty                                              856          131,212,864.53                 73.15
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                              63
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Credit Grade                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        A                                                                976          147,059,566.19                 81.98
        B                                                                131           18,345,351.54                 10.23
        C                                                                107           13,980,845.24                  7.79
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Year of Origination                                   Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         2002                                                             15            1,676,577.66                  0.93
         2003                                                            175           26,118,849.00                 14.56
         2004                                                          1,024          151,590,336.31                 84.51
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                    Principal Balance    Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Loan Purpose                                          Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Cash Out Refinance                                              770          117,585,461.29                 65.55
         Purchase                                                        280           38,320,258.31                 21.36
         Rate/Term Refinance                                             164           23,480,043.37                 13.09
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Occupancy                                             Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Primary                                                       1,127          166,034,151.81                 92.56
         Investor Non-owner                                               72           10,948,877.49                  6.10
         Second Home                                                      15            2,402,733.67                  1.34
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                              64
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Property Type                                        Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Single Family                                                 1,025          149,768,431.42                 83.49
         Condominium                                                      79           11,049,658.77                  6.16
         Duplex                                                           57            9,915,154.57                  5.53
         Triplex                                                          14            2,179,026.71                  1.21
         Quadruplex                                                       12            2,033,530.45                  1.13
         6 Units                                                           7            1,979,197.95                  1.10
         Townhouse                                                         9              923,097.24                  0.51
         Row Home                                                          8              679,332.44                  0.38
         8 Units                                                           2              622,225.51                  0.35
         5 Units                                                           1              236,107.91                  0.13
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Prepayment Penalty Term (months)                      Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
          N/A                                                            358           48,172,898.44                 26.85
          12                                                              42            7,568,096.55                  4.22
          24                                                             629           97,103,691.91                 54.13
          36                                                             185           26,541,076.07                 14.80
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                              65
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                    Principal Balance    Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Geographic Location                                   Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        Alabama                                                            1               59,151.06                  0.03
        Arizona                                                           57            7,843,217.20                  4.37
        California                                                       125           26,253,957.92                 14.64
        Colorado                                                          22            3,722,618.35                  2.08
        Connecticut                                                        8            1,342,619.92                  0.75
        Delaware                                                           1              269,310.23                  0.15
        Florida                                                           43            6,057,099.62                  3.38
        Georgia                                                           26            3,680,873.45                  2.05
        Idaho                                                              2              332,639.79                  0.19
        Illinois                                                         123           21,286,788.58                 11.87
        Indiana                                                           26            2,961,250.49                  1.65
        Iowa                                                               2               98,435.59                  0.05
        Kansas                                                            37            4,291,961.86                  2.39
        Kentucky                                                          10            1,242,601.41                  0.69
        Maine                                                              2              308,342.11                  0.17
        Maryland                                                          40            6,041,849.02                  3.37
        Massachusetts                                                     14            3,335,554.63                  1.86
        Michigan                                                         118           16,116,548.30                  8.98
        Minnesota                                                         15            2,256,596.42                  1.26
        Missouri                                                          87           10,444,800.49                  5.82
        Montana                                                           12            1,384,604.54                  0.77
        Nebraska                                                           2              197,618.99                  0.11
        Nevada                                                            14            2,892,718.19                  1.61
        New Hampshire                                                      1              144,046.93                  0.08
        New Jersey                                                        28            4,852,461.08                  2.71
        New Mexico                                                         4              542,599.69                  0.30
        New York                                                           6            1,415,645.94                  0.79
        North Carolina                                                    74            9,177,692.14                  5.12
        North Dakota                                                       1              116,584.08                  0.06
        Ohio                                                              43            5,530,904.65                  3.08
        Oregon                                                             6            1,119,690.50                  0.62
        Pennsylvania                                                      66            6,539,121.63                  3.65
        Rhode Island                                                       5            1,320,730.97                  0.74
        South Carolina                                                    25            3,052,678.14                  1.70
        South Dakota                                                      33            4,017,047.95                  2.24
        Tennessee                                                         22            2,421,439.19                  1.35
        Utah                                                               3              388,285.07                  0.22
        Virginia                                                          21            3,533,625.95                  1.97
        (Continued on next page)

                                                                              66
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Geographic Location                                  Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        Washington                                                        11            2,038,535.62                  1.14
        Wisconsin                                                         78           10,753,515.28                  5.99
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Maximum Loan Rate (%) (ARMs Only)                     Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
          10.060  -  10.500                                                3              606,313.79                  0.34
          10.501  -  11.000                                                6            1,120,307.37                  0.62
          11.001  -  11.500                                               30            6,332,689.74                  3.53
          11.501  -  12.000                                               89           16,077,052.67                  8.96
          12.001  -  12.500                                              123           20,584,427.58                 11.47
          12.501  -  13.000                                              273           41,916,495.08                 23.37
          13.001  -  13.500                                              239           33,348,279.77                 18.59
          13.501  -  14.000                                              247           34,129,077.43                 19.03
          14.001  -  14.500                                              119           15,555,469.42                  8.67
          14.501  -  15.000                                               59            7,325,899.24                  4.08
          15.001  -  15.500                                               10            1,005,501.63                  0.56
          15.501  -  16.000                                                9              680,351.26                  0.38
          16.001  -  16.500                                                2              199,197.62                  0.11
          16.501  -  17.000                                                4              472,761.97                  0.26
          17.501  -  17.620                                                1               31,938.40                  0.02
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                              67
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Minimum Loan Rate (%) (ARMs Only)                     Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           3.000  -   3.000                                                1              223,343.51                  0.12
           4.001  -   4.500                                                1              219,710.29                  0.12
           4.501  -   5.000                                                3              710,286.82                  0.40
           5.001  -   5.500                                               16            3,372,137.76                  1.88
           5.501  -   6.000                                               51            9,424,884.46                  5.25
           6.001  -   6.500                                              221           36,053,235.64                 20.10
           6.501  -   7.000                                              316           50,190,351.10                 27.98
           7.001  -   7.500                                              255           36,775,685.92                 20.50
           7.501  -   8.000                                              228           30,010,699.07                 16.73
           8.001  -   8.500                                               69            7,561,112.25                  4.22
           8.501  -   9.000                                               35            3,539,846.17                  1.97
           9.001  -   9.500                                                6              505,254.94                  0.28
           9.501  -  10.000                                                7              489,989.70                  0.27
          10.001  -  10.500                                                2              199,197.62                  0.11
          10.501  -  11.000                                                2               78,089.32                  0.04
          11.501  -  11.620                                                1               31,938.40                  0.02
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Gross Margin (%) (ARMs Only)                          Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           3.000  -   3.000                                                1              223,343.51                  0.12
           4.001  -   4.500                                                1              219,710.29                  0.12
           4.501  -   5.000                                               19            4,027,154.16                  2.24
           5.001  -   5.500                                               42            7,457,814.58                  4.16
           5.501  -   6.000                                               59           10,693,927.57                  5.96
           6.001  -   6.500                                              657           94,250,962.71                 52.54
           6.501  -   7.000                                              181           27,686,539.74                 15.43
           7.001  -   7.500                                              156           22,251,020.48                 12.40
           7.501  -   8.000                                               98           12,575,289.93                  7.01
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                              68
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Initial Rate Cap (%) (ARMs Only)                      Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           1.000                                                           3              417,033.45                  0.23
           1.500                                                          16            2,734,726.34                  1.52
           2.000                                                           2              181,437.37                  0.10
           2.450                                                           1              165,374.93                  0.09
           3.000                                                       1,192          175,887,190.88                 98.05
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Periodic Rate Cap (%) (ARMs Only)                     Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           1.000                                                         649          100,409,627.87                 55.97
           1.500                                                         565           78,976,135.10                 44.03
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Months to Next Adjustment (months) (ARMs Only)       Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           1  -   6                                                        9              945,067.16                  0.53
           7  -  12                                                        5              745,577.75                  0.42
          13  -  18                                                       49            7,642,201.18                  4.26
          19  -  24                                                    1,075          158,327,121.23                 88.26
          25  -  30                                                        4              447,547.76                  0.25
          31  -  36                                                       72           11,278,247.89                  6.29
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                          1,214          179,385,762.97                100.00
        ================================================    =================    ====================    ==================

                                                                              69
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                       Group II-B Mortgage Loan Statistics

                             As of the Cut-off Date

       Total Outstanding Principal Balance:                 $34,668,921
       Number Of Loans:                                             144

                                                                                          Minimum          Maximum
       Average Outstanding Principal Balance:                   $240,756                   $49,712         $693,652
       Average Original Loan Amount:                            $241,669                   $50,000         $696,000

       Weighted Average Current Loan Rate:                         6.684  %                  4.700           11.215  %

       Arm Characteristics:
       Weighted Average Gross Margin:                              7.316  %                  4.375           10.790  %
       Weighted Average Maximum Loan Rate:                        13.516  %                 10.700           17.490  %
       Weighted Average Minimum Loan Rate:                         7.488  %                  4.700           10.790  %
       Weighted Average Initial Periodic Rate Cap:                 2.976  %                  1.500            3.000  %
       Weighted Average Periodic Rate Cap:                         1.480  %                  1.000            3.000  %
       Weighted Average Months To Roll:                               21  months                 2               36  months

       Weighted Average Original Term:                               360  months               360              360  months
       Weighted Average Remaining Term:                              357  months               335              360  months
       Weighted Average Seasoning:                                     3  months                 0               25  months

       Weighted Average Credit Score:                                635                       525              788
       Weighted Average Combined LTV Ratio:                        80.13  %                  18.66           100.00  %

       Origination Date:                                                                Apr 15, 2002    May 12, 2004
       First Pay Date:                                                                  Jun 01, 2002     Jul 01, 2004
       Maturity Date:                                                                   May 01, 2032    Jun 01, 2034

       Top Property State Concentrations ($):                   21.93 %  New York,  14.28 %  California,  11.94 %  Michigan
       Maximum Zip Code Concentration ($):                      2.00 %  34108

                                                                              70
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Product Type                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         2/28 6 Mo LIBOR ARM                                             133           32,736,294.83                 94.43
         3/27 6 Mo LIBOR ARM                                              11            1,932,626.03                  5.57
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Rate Type                                            Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        ARM                                                                 144           34,668,920.86                100.00
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Amortization Type                                    Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Fully Amortizing                                                144           34,668,920.86                100.00
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Delinquency                                          Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        Current                                                          144           34,668,920.86                100.00
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Lien Position                                        Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         First Lien                                                      144           34,668,920.86                100.00
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                              71
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Principal Balance ($)                                 Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
            49,712  -    50,000                                            1               49,711.61                  0.14
            50,001  -   100,000                                           29            2,056,415.98                  5.93
           100,001  -   150,000                                           23            2,900,776.82                  8.37
           150,001  -   200,000                                           19            3,300,130.66                  9.52
           200,001  -   250,000                                           14            3,126,300.43                  9.02
           250,001  -   300,000                                            3              814,751.10                  2.35
           300,001  -   350,000                                           16            5,350,239.33                 15.43
           350,001  -   400,000                                           21            7,945,764.56                 22.92
           400,001  -   450,000                                            7            2,967,200.02                  8.56
           450,001  -   500,000                                            2              974,151.39                  2.81
           500,001  -   550,000                                            2            1,022,158.60                  2.95
           550,001  -   600,000                                            6            3,467,668.36                 10.00
           650,001  -   693,652                                            1              693,652.00                  2.00
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Current Mortgage Rate (%)                             Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
          4.700  -  5.000                                                  2              772,361.33                  2.23
          5.001  -  5.500                                                  7            3,096,097.77                  8.93
          5.501  -  6.000                                                 25            7,995,581.25                 23.06
          6.001  -  6.500                                                 16            4,507,190.50                 13.00
          6.501  -  7.000                                                 25            7,431,544.44                 21.44
          7.001  -  7.500                                                 21            4,744,862.95                 13.69
          7.501  -  8.000                                                 15            2,091,272.45                  6.03
          8.001  -  8.500                                                 19            2,451,764.19                  7.07
          8.501  -  9.000                                                 10            1,169,770.28                  3.37
          9.501  - 10.000                                                  2              265,873.21                  0.77
         10.001  - 10.500                                                  1               57,481.71                  0.17
         11.001  - 11.215                                                  1               85,120.78                  0.25
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                              72
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Remaining Term (months)                               Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         335  - 336                                                        3              393,249.14                  1.13
         337  - 348                                                        7            1,344,983.15                  3.88
         349  - 360                                                      134           32,930,688.57                 94.99
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Seasoning (months)                                    Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
            0                                                              8            1,934,040.52                  5.58
           1  -  12                                                      127           31,516,115.78                 90.91
          13  -  24                                                        7            1,073,664.15                  3.10
          25  -  25                                                        2              145,100.41                  0.42
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Credit Score                                          Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         525  - 525                                                        1              184,753.42                  0.53
         526  - 550                                                       14            1,679,273.58                  4.84
         551  - 575                                                       10            1,867,104.64                  5.39
         576  - 600                                                       12            3,362,701.76                  9.70
         601  - 625                                                       26            7,076,797.07                 20.41
         626  - 650                                                       39            9,893,671.16                 28.54
         651  - 675                                                       20            5,131,380.64                 14.80
         676  - 700                                                        7            2,342,266.07                  6.76
         701  - 725                                                        6            1,278,086.49                  3.69
         726  - 750                                                        1               65,152.84                  0.19
         751  - 775                                                        6            1,309,170.63                  3.78
         776  - 788                                                        2              478,562.56                  1.38
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                              73
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Combined LTV Ratio (%)                                Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
          18.66  -  20.00                                                  1               49,711.61                  0.14
          35.01  -  40.00                                                  2              439,749.84                  1.27
          45.01  -  50.00                                                  2              460,875.75                  1.33
          50.01  -  55.00                                                  4            1,619,418.60                  4.67
          55.01  -  60.00                                                  4            1,504,719.26                  4.34
          60.01  -  65.00                                                  2              646,755.58                  1.87
          65.01  -  70.00                                                 13            2,492,302.61                  7.19
          70.01  -  75.00                                                 15            3,879,897.41                 11.19
          75.01  -  80.00                                                 27            6,667,669.25                 19.23
          80.01  -  85.00                                                 17            4,411,210.45                 12.72
          85.01  -  90.00                                                 20            5,567,956.44                 16.06
          90.01  -  95.00                                                 11            2,259,581.13                  6.52
          95.01  - 100.00                                                 26            4,669,072.93                 13.47
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                    Principal Balance    Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Documentation Types                                   Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Full Documentation                                              100           21,502,172.63                 62.02
         Stated Income                                                    32            7,893,258.18                 22.77
         Alternative Documentation                                        10            4,775,371.06                 13.77
         Lite Doc                                                          2              498,118.99                  1.44
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Prepayment Penalty Status                            Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         No Prepayment Penalty                                            26            7,910,222.99                 22.82
         Prepayment Penalty                                              118           26,758,697.87                 77.18
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                              74
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Credit Grade                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        A                                                                114           29,800,581.51                 85.96
        B                                                                 13            2,535,933.42                  7.31
        C                                                                 17            2,332,405.93                  6.73
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Year of Origination                                   Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         2002                                                              9            1,218,764.56                  3.52
         2003                                                             25            4,816,076.38                 13.89
         2004                                                            110           28,634,079.92                 82.59
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Loan Purpose                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Cash Out Refinance                                              100           23,737,987.24                 68.47
         Purchase                                                         30            6,300,414.07                 18.17
         Rate/Term Refinance                                              14            4,630,519.55                 13.36
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Occupancy                                             Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Primary                                                         136           32,957,245.19                 95.06
         Investor Non-owner                                                7            1,129,802.70                  3.26
         Second Home                                                       1              581,872.97                  1.68
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                              75
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Property Type                                         Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
         Single Family                                                    128           30,777,193.88                 88.77
         Condominium                                                       10            2,122,268.16                  6.12
         Duplex                                                             5            1,197,318.04                  3.45
         Triplex                                                            1              572,140.78                  1.65
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Prepayment Penalty Term (months)                      Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
          N/A                                                             26            7,910,222.99                 22.82
          12                                                              36            9,120,152.32                 26.31
          24                                                              33            9,565,796.17                 27.59
          36                                                              31            5,550,143.03                 16.01
          60                                                              18            2,522,606.35                  7.28
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                              76
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Geographic Location                                  Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
        Arizona                                                            1              149,443.89                  0.43
        California                                                        13            4,949,940.31                 14.28
        Colorado                                                           1              360,515.07                  1.04
        Connecticut                                                        3              422,427.91                  1.22
        Florida                                                            7            1,474,488.95                  4.25
        Georgia                                                            1              104,055.54                  0.30
        Illinois                                                          11            2,594,315.71                  7.48
        Indiana                                                            2              125,253.68                  0.36
        Kansas                                                             3              747,271.43                  2.16
        Maine                                                              1               68,234.08                  0.20
        Maryland                                                           3              344,984.21                  1.00
        Michigan                                                          27            4,140,973.68                 11.94
        Minnesota                                                          5            1,512,444.11                  4.36
        Missouri                                                           2              161,338.51                  0.47
        Nevada                                                             1              560,361.23                  1.62
        New Hampshire                                                      1              205,893.58                  0.59
        New Jersey                                                         5            2,356,932.63                  6.80
        New York                                                          30            7,601,325.19                 21.93
        North Carolina                                                     4            1,492,022.62                  4.30
        Ohio                                                               5              460,491.57                  1.33
        Pennsylvania                                                       3              564,190.65                  1.63
        South Carolina                                                     2              672,103.21                  1.94
        Tennessee                                                          2              450,790.35                  1.30
        Virginia                                                           3              916,505.02                  2.64
        Washington                                                         2            1,030,849.59                  2.97
        Wisconsin                                                          6            1,201,768.14                  3.47
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                              77
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Maximum Loan Rate (%) (ARMs Only)                     Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
          10.700  -  11.000                                                2              772,361.33                  2.23
          11.001  -  11.500                                                7            3,115,019.28                  8.99
          11.501  -  12.000                                               12            4,526,768.92                 13.06
          12.001  -  12.500                                                5            1,758,315.73                  5.07
          12.501  -  13.000                                               15            4,884,372.55                 14.09
          13.001  -  13.500                                               15            4,031,761.00                 11.63
          13.501  -  14.000                                                9            2,254,813.12                  6.50
          14.001  -  14.500                                               18            2,624,068.17                  7.57
          14.501  -  15.000                                               26            4,282,598.91                 12.35
          15.001  -  15.500                                               15            2,474,299.29                  7.14
          15.501  -  16.000                                               12            2,471,277.43                  7.13
          16.001  -  16.500                                                3              796,451.94                  2.30
          16.501  -  17.000                                                4              619,331.48                  1.79
          17.001  -  17.490                                                1               57,481.71                  0.17
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Minimum Loan Rate (%) (ARMs Only)                     Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           4.700  -   5.000                                                2              772,361.33                  2.23
           5.001  -   5.500                                                1              393,968.31                  1.14
           5.501  -   6.000                                                4            1,027,959.92                  2.97
           6.001  -   6.500                                               21            8,738,792.63                 25.21
           6.501  -   7.000                                               17            5,667,090.09                 16.35
           7.001  -   7.500                                               11            2,882,068.84                  8.31
           7.501  -   8.000                                                5            1,303,874.25                  3.76
           8.001  -   8.500                                               26            3,912,154.49                 11.28
           8.501  -   9.000                                               47            8,930,392.55                 25.76
           9.001  -   9.500                                                6              631,782.75                  1.82
           9.501  -  10.000                                                2              265,873.21                  0.77
          10.001  -  10.500                                                1               85,120.78                  0.25
          10.501  -  10.790                                                1               57,481.71                  0.17
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                              78
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Gross Margin (%) (ARMs Only)                          Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           4.375  -   4.500                                                1              346,000.66                  1.00
           4.501  -   5.000                                                2              772,361.33                  2.23
           5.001  -   5.500                                                4            1,249,456.32                  3.60
           5.501  -   6.000                                                4            1,281,869.40                  3.70
           6.001  -   6.500                                               29           12,134,921.73                 35.00
           6.501  -   7.000                                               17            4,444,950.81                 12.82
           7.001  -   7.500                                                1              171,320.98                  0.49
           7.501  -   8.000                                                4              957,374.92                  2.76
           8.001  -   8.500                                               28            3,646,813.04                 10.52
           8.501  -   9.000                                               46            8,889,466.43                 25.64
           9.001  -   9.500                                                6              631,782.75                  1.82
          10.001  -  10.500                                                1               85,120.78                  0.25
          10.501  -  10.790                                                1               57,481.71                  0.17
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Initial Rate Cap (%) (ARMs Only)                      Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           1.500                                                           2              397,989.86                  1.15
           2.000                                                           1              248,148.73                  0.72
           3.000                                                         141           34,022,782.27                 98.14
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                                                            % of Aggregate
                                                                                   Principal Balance     Principal Balance
                                                                   Number of       Outstanding as of     Outstanding as of
        Periodic Rate Cap (%) (ARMs Only)                     Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           1.000                                                          94           17,871,624.05                 51.55
           1.500                                                          27           11,303,978.77                 32.61
           3.000                                                          23            5,493,318.04                 15.85
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================


                                                                              79
RBS Greenwich Capital                                   Friedman Billings Ramsey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                   Principal Balance    Principal Balance
                                                                  Number of       Outstanding as of     Outstanding as of
        Months to Next Adjustment (months) (ARMs Only)       Mortgage Loans         the Cutoff Date       the Cutoff Date
        ------------------------------------------------    -----------------    --------------------    ------------------
           2  -   6                                                        7              812,784.27                  2.34
           7  -  12                                                        3              925,448.02                  2.67
          13  -  18                                                       11            2,145,987.16                  6.19
          19  -  24                                                      113           28,912,055.01                 83.39
          31  -  36                                                       10            1,872,646.40                  5.40
        ------------------------------------------------    -----------------    --------------------    ------------------
        Total                                                            144           34,668,920.86                100.00
        ================================================    =================    ====================    ==================

                                                                              80
RBS Greenwich Capital                                   Friedman Billings Ramsey